UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
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Hovnanian Enterprises, Inc.

(Name of Registrant as Specified In Its Charter)

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HOVNANIAN ENTERPRISES, INC. 10 Highway 35, P.O. Box 500, Red Bank, N.J. 07701 (732) 747-7800

February 9, 2004

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders which will be held on Friday, March 5, 2004, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York. The meeting will start promptly at 10:30 a.m.

It is important that your shares be represented and voted at the meeting. Therefore, we urge you to complete, sign, date and return the enclosed proxy card in the envelope provided for this purpose or register your vote via the Internet or by telephone according to the instructions on the proxy card. Of course, if you attend the meeting, you may still choose to vote your shares personally even though you have previously designated a proxy.

Important items to be acted upon at the meeting include the election of directors, ratification of the selection of independent accountants, approval of an amendment to the Company’s amended Certificate of Incorporation, which would increase the number of authorized shares of the Company’s common stock, approval of the Company’s amended and restated Senior Executive Short-Term Incentive Plan and approval of the Company’s amended and restated 1999 Stock Incentive Plan.

We sincerely hope you will be able to attend and participate in the Company’s 2004 Annual Meeting. We welcome the opportunity to meet with many of you and give you a firsthand report on the progress of your Company.

Sincerely yours,

/s/ Kevork S. Hovnanian

Kevork S. Hovnanian
Chairman of the Board

HOVNANIAN ENTERPRISES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
FEBRUARY 9, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hovnanian Enterprises, Inc. will be held on Friday, March 5, 2004, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York at 10:30 a.m for the following purposes:

1.	The election of directors of the Company for the ensuing year, to serve until the next Annual Meeting of Shareholders of the Company, and until their respective successors may be elected and qualified.

2.	The ratification of the selection of Ernst & Young LLP as independent accountants to examine financial statements of the Company for the year ended October 31, 2004.

3.	The approval of an amendment to the Company’s amended Certificate of Incorporation to increase the total number of authorized shares of all classes of stock from 100,100,000 to 230,100,000, of which 200,000,000 shares will be Class A Common Stock, par value $0.01 per share, and 30,000,000 shares will be shares of Class B Common Stock, par value $0.01 per share, and 100,000 shares will be Preferred Stock, par value $0.01 per share.

4.	The approval of the Company’s amended and restated Senior Executive Short-Term Incentive Plan.

5.	The approval of the Company’s amended and restated 1999 Stock Incentive Plan.

6.	The transaction of such other business as may properly come before the meeting and any adjournment thereof.

Only shareholders of record at the close of business on January 16, 2004 are entitled to notice of, and to vote at, the meeting. Accompanying this Notice of Annual Meeting of Shareholders is a proxy statement, a form of proxy and the Company’s Annual Report for the year ended October 31, 2003.

Shareholders of record may appoint proxies to vote their shares in one of three ways:

1.	Via the Internet pursuant to the instructions on the proxy card;

2.	Calling the toll-free number on the enclosed proxy card; or

3.	Signing, dating and returning the enclosed proxy card in the envelope provided.

All shareholders are urged to attend the meeting in person or by proxy. Shareholders who do not expect to attend the meeting are requested to complete, sign and date the enclosed proxy card and return it promptly in the self-addressed envelope provided, or to register their vote via the Internet or by telephone according to the instructions on the proxy card.

By order of the Board of Directors,
PETER S. REINHART
Secretary

February 9, 2004

        If you are a shareholder of record and you plan to attend the Annual Meeting, please mark the appropriate box on your proxy card or so indicate when designating a proxy via the Internet or by telephone. If your shares are held by a bank, broker or other intermediary and you plan to attend, please send written notice to Hovnanian Enterprises, Inc., 10 Highway 35, P.O. Box 500, Red Bank, New Jersey 07701, Attention: Peter S. Reinhart, Secretary, and enclose evidence of your ownership (such as a letter from the bank, broker or intermediary confirming your ownership or a bank or brokerage firm account statement). The names of all those planning to attend will be placed on an admission list held at the registration desk at the entrance to the meeting. If you do not plan to attend the Annual Meeting, please designate a proxy by mail or via the Internet or by telephone. If you choose to vote by mail, please sign the proxy card and return it in the envelope so that your shares will be voted. The envelope requires no postage if mailed in the United States.

HOVNANIAN ENTERPRISES, INC.
10 HIGHWAY 35
P.O. BOX 500
RED BANK, NEW JERSEY 07701

PROXY STATEMENT

GENERAL

The accompanying proxy is solicited on behalf of the Board of Directors of Hovnanian Enterprises, Inc. (the “Company”, “we”, “us”, or “our”) for use at the Annual Meeting of Shareholders referred to in the foregoing notice and at any adjournment thereof. It is expected that this Proxy Statement and the accompanying proxy will be mailed on or about February 10, 2004 to each shareholder entitled to vote. A form of proxy and the Company’s Annual Report for the year ended October 31, 2003 accompany this Proxy Statement.

Shares represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the specifications thereon. If no specifications are made, the persons named in the accompanying proxy will vote such proxy for the Board of Directors’ slate of directors, for the ratification of selected independent accountants, for approval of an amendment to the Company’s amended Certificate of Incorporation, which would increase the number of authorized shares of the Company’s common stock, for the approval of the Company’s amended and restated Senior Executive Short-Term Incentive Plan, for the approval of the Company’s amended and restated 1999 Stock Incentive Plan, and as recommended by the Board of Directors unless contrary instructions are given. Any person may revoke a previously designated proxy at any time before it is exercised by delivering written notice of revocation to the Secretary of the Company or by voting in person at the meeting. Please note that attendance at the meeting will not by itself revoke a proxy.

VOTING RIGHTS AND SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The record date for the determination of shareholders entitled to vote at the meeting is the close of business on January 16, 2004. On January 16, 2004, the outstanding voting securities of the Company consisted of 23,126,252 shares of Class A Common Stock, each share entitling the holder thereof to one vote, and 7,332,779 shares of Class B Common Stock, each share entitling the holder thereof to ten votes.

Other than as set forth in the table below, there are no persons known to the Company to be the beneficial owner of shares representing more than 5% of the Company’s Class A Common Stock or Class B Common Stock.

The following table sets forth as of January 16, 2004 the Class A Common Stock and Class B Common Stock of the Company beneficially owned by each director, each nominee for director, certain executive officers, all directors and executive officers of the Company as a group and holders of more than 5% of either the Class A Common Stock or the Class B Common Stock of the Company:

	Class A Common Stock		Class B Common Stock
	Amount and Nature of Beneficial Ownership(1)	Percent of Class (2)	Amount and Nature of Beneficial Ownership(1)	Percent of Class (2)
Directors, Nominees for Directors, Certain Executive Officers, Directors and Executive Officers as a Group and Holders of More Than 5%
Kevork S. Hovnanian(3)(5)	4,960,212	21.5%	5,843,837	79.8%
Ara K. Hovnanian(4)	1,233,800	5.2%	1,026,016	14.0%
Geaton A. DeCesaris, Jr.(6)	564,690	2.4%	—	—
Arthur M. Greenbaum	6,868	—	1,500	—
Kevin C. Hake	3,588	—	—	—
Edward A. Kangas	11,867	.1%	—	—
Desmond P. McDonald	10,867	.1%	—	—
Peter S. Reinhart	39,032	.2%	85	—
John J. Robbins	8,367	—	—	—
J. Larry Sorsby	87,151	.4%	—	—
Stephen D. Weinroth	29,617	.1%	2,250	—
Capital Growth Management (7)	1,728,900	7.5%	—	—
All directors and executive officers as a group (12 persons)	7,021,059	29.4%	6,873,688	93.4%

Notes:

(1)	The figures in the table in respect of Class A Common Stock do not include the shares of Class B Common Stock beneficially owned by the specified persons, which shares of Class B Common Stock are convertible at any time on a share for share basis to Class A Common Stock. The figures in the table represent beneficial ownership (including ownership of 759,500 Class A Common Stock Options currently exercisable or exercisable within 60 days) and sole voting power and sole investment power except as noted in notes (3), (4), (5) and (6) below.

(2)	Based upon the number of shares outstanding plus options for such director, nominee or holder.

(3)	Includes 113,250 shares of Class A Common Stock and 320,012 shares of Class B Common Stock as to which Kevork S. Hovnanian has shared voting power and shared investment power. Kevork S. Hovnanian’s address is 10 Hwy 35, P.O. Box 500, Red Bank, New Jersey 07701.

(4)	Includes 35,217 shares of Class A Common Stock and 96,267 shares of Class B Common Stock as to which Ara K. Hovnanian has shared voting power and shared investment power. Ara K. Hovnanian’s address is 10 Hwy 35, P.O. Box 500, Red Bank, New Jersey 07701.

(5)	Includes 2,829,413 shares of Class B Common Stock held by the Kevork S. Hovnanian Family Limited Partnership, a Connecticut limited partnership (the “Limited Partnership”), beneficial ownership of which is disclaimed by Kevork S. Hovnanian. Kevork S. Hovnanian’s wife, Sirwart Hovnanian, as trustee of the Sirwart Hovnanian 1994 Marital Trust, is the Managing General Partner of the Limited Partnership and as such has the sole power to vote and dispose of the shares of Class B Common Stock held by the Limited Partnership. Also includes 264,562 shares of Class B Common Stock held in trust for Mr. Hovnanian’s daughter over which Sirwart Hovnanian, as trustee, shares with her daughter the power to dispose of and vote. In addition, includes 18,250 shares of Class A Common Stock and 55,450 shares of Class B Common Stock held in trust for Mr. Hovnanian’s grandchildren, over which Sirwart Hovnanian, as trustee, has sole power to dispose of and vote and includes 95,000 shares of Class A Common Stock held in the name of Sirwart Hovnanian over which she has sole power to dispose of and vote. Mr. Hovnanian disclaims beneficial ownership of the shares described in the preceding three sentences.

(6)	Includes 275,680 shares of Class A Common Stock as to which Geaton A. DeCesaris, Jr. has shared voting power and shared investment power.

(7)	Based solely upon information contained in a statement on Schedule 13G filed with the Securities and Exchange Commission as of February 7, 2003. Address: One International Place. Boston, MA 02110.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors, persons who own more than ten percent of a registered class of the Company’s equity securities and certain entities associated with the foregoing (“Reporting Persons”) to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange (the “NYSE”). These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5, and amendments thereto, that they file with the SEC and the NYSE.

Based solely on the Company’s review of the copies of such forms and amendments thereto it has received, we believe that with respect to the fiscal year ended October 31, 2003, all the Reporting Persons complied with all applicable filing requirements, except as follows: in January 2003, Geaton A. DeCesaris, Jr. received an option grant for 50,000 shares of Class A Common Stock in a transaction that was reported to the SEC, but not in a timely manner.

(1) ELECTION OF DIRECTORS

The Company’s restated By-laws provide that the Board of Directors shall consist of up to eleven directors who shall be elected annually by the shareholders. The Company’s amended Certificate of Incorporation requires that, at any time when any shares of Class B Common Stock are outstanding, one-third of the directors shall be independent, as defined therein. The Board of Directors has determined that a Board of Directors consisting of the nine nominees listed below is the best composition in order to satisfy both the independence requirements of the Company’s amended Certificate of Incorporation as well as the NYSE rules. Under the rules of the NYSE, listed companies, like us, who have a controlling shareholder are not required to have a majority of independent directors. Because Mr. K. Hovnanian and members of his immediate family hold more than 50% of the voting power of the Company, the Company is a controlled company within the meaning of the rules of the NYSE.

The following persons are proposed as directors of the Company to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. In the event that any of the nominees for directors should become unavailable, it is intended that the shares represented by the proxies will be voted for such substitute nominees as may be nominated by the Board of Directors, unless the number of directors constituting a full Board of Directors is reduced. The Company has no reason to believe, however, that any of the nominees is, or will be, unavailable to serve as a director. Proxies cannot be voted for a greater number of persons than the number of nominees named below.

Board of Directors

Name	Age	Company Affiliation	Year First Became a Director
Kevork S. Hovnanian	80	Chairman of the Board, & Director of the Company.	1967
Ara K. Hovnanian	46	President, Chief Executive Officer, & Director of the Company.	1981
Geaton A. DeCesaris, Jr.	48	President of the Hovnanian Land Investment Group & Director of the Company.	2001
Arthur M. Greenbaum	78	Director of the Company.	1992
Edward A. Kangas	59	Director of the Company.	2002
Desmond P. McDonald	76	Director of the Company.	1982
John J. Robbins	64	Director of the Company.	2001
J. Larry Sorsby	48	Executive Vice President, Chief Financial Officer, & Director of the Company.	1998
Stephen D. Weinroth	65	Director of the Company.	1982

Board of Directors – Directors’ Biographies

Mr. K. Hovnanian is founder of the Company and has served as Chairman of the Board since its original incorporation in 1967. He served as Chief Executive Officer from 1967 through July 1997. In 1996, the New Jersey Institute of Technology awarded Mr. Hovnanian a President’s Medal for “Distinguished Achievement to an Outstanding Entrepreneur”. In 1992, Mr. Hovnanian was granted one of five nationwide Harvard Dively Awards for Leadership in Corporate Public Initiatives.

Mr. A. Hovnanian has been Chief Executive Officer since 1997 after being appointed President in 1988 and Executive Vice President in 1983; Mr. A. Hovnanian joined the Company in 1979 and has been a Director of the Company since 1981. In 1985, Governor Kean appointed Mr. Hovnanian to The Council on Affordable Housing and he was reappointed to the Council in 1990 by Governor Florio. In 1994, Governor Whitman appointed him as member of the Governor’s Economic Master Plan Commission. Mr. Hovnanian serves as Member of the Advisory Council of PNC Bank, The Monmouth Real Estate Investment Corporation and is on the Boards of a variety of charitable organizations. Mr. A. Hovnanian is the son of Mr. K. Hovnanian.

Mr. DeCesaris, Jr. was elected as a Director of the Company in January 2001. Mr. DeCesaris, Jr. also serves as President of the Hovnanian Land Investment Group, established in the third quarter of 2003. Prior to this position, Mr. Decesaris, Jr. was President of Homebuilding Operations and Chief Operating Officer since January 2001. Prior to joining the Company in 2001, Mr. DeCesaris, Jr. served as President, Chief Executive Officer and director of Washington Homes, Inc. (“WHI”) from August 1988 to January 2001 and as Chairman of the Board of Directors of WHI from April 1999 to January 2001.

Mr. Greenbaum has been a Director of the Company since 1992. Mr. Greenbaum is a Senior Partner of Greenbaum, Rowe, Smith, Ravin, Davis & Himmel, a law firm which he has been a part of since 1950. Mr. Greenbaum qualifies as an independent director, as defined in the Company’s amended Certificate of Incorporation.

Mr. Kangas has been a Director of the Company since 2002. Mr. Kangas was Chairman and Chief Executive Officer of Deloitte Touche Tohmatsu from December 1989 to May 2000, when he retired. He also serves on the Board of Tenet Healthcare Corporation, Inc. (NYSE) and is Chairman of the Board and member of the Finance, Compensation, and Audit Committees of the National Multiple Sclerosis Society. Mr. Kangas qualifies as an independent director, as defined in the Company’s amended Certificate of Incorporation.

Mr. McDonald has been a Director of the Company since 1982. Mr. McDonald was a Director of Midlantic Bank, N.A. from 1976 until December 1995, Executive Committee Chairman from August 1992 to December 1995 and President from 1976 to June 1992. He was also a Director of Midlantic Corporation until December 1995 and Vice Chairman from June 1990 to July 1992. Mr. McDonald qualifies as an independent director, as defined in the Company’s amended Certificate of Incorporation.

Mr. Robbins has been a Director of the Company since January 2001. Mr. Robbins was a partner with Kenneth Leventhal & Company from 1973 to 1992 when he retired; at the time of his retirement, he was serving as managing partner of the New York office and on the executive committee. Mr. Robbins has been a Trustee of Keene Creditors Trust since 1996. He has been Director and Chairman of the Audit Committee of Raytech Corporation since May 1, 2003. Mr. Robbins qualifies as an independent director, as defined in the Company’s amended Certificate of Incorporation.

Mr. Sorsby has been a Director of the Company since 1998, Chief Financial Officer of the Company since 1996, and Executive Vice President since November 2000. From March 1991 to November 2000, he was Senior Vice President, and from March 1991 to July 2000, he was Treasurer.

Mr. Weinroth has been a Director of the Company since 1982. Mr. Weinroth is a managing director and board member of Kline, Hawkes & Co., a manager of private equity funds and a principal of Weinroth & Co. LLC, a merchant banking firm. From 1996 to 2003 he was a senior partner in Anderson, Weinroth & Co., L.P., a merchant banking firm. He is also Chairman of the Board Emeritus of Core Laboratories, N.V., a New York Stock Exchange-listed worldwide oil field services company. He has held such position since 2001 and prior thereto was Chairman of the Board from 1994-2001. Mr. Weinroth qualifies as an independent director, as defined in the Company’s amended Certificate of Incorporation.

MEETINGS OF BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

The members of the Audit Committee of the Board of Directors are Messrs. Kangas, McDonald, Robbins and Weinroth. The Audit Committee is chaired by Mr. McDonald and is responsible for reviewing and approving the scope of the annual audit undertaken by the Company’s independent accountants and meeting with them to review the results of their work as well as their recommendations. The Audit Committee appoints the Company’s independent accountants and also approves and reviews the fees of independent accountants.

The Vice President of Internal Audit for the Company reports directly to the Audit Committee on, among other things, the Company’s compliance with certain Company procedures which are designed to enhance management’s understanding of operating issues and the results of the Audit Department’s approximately 46 audits annually of the various aspects of the Company’s business. The Audit Committee authorizes staffing and compensation of the internal audit department. The Company’s Chief Accounting Officer reports directly to the Audit Committee on significant accounting issues. During the year ended October 31, 2003, the Audit Committee met on four occasions and had eight telephonic meetings. For discussions related to Audit Committee meetings, see “Report of the Audit Committee” below.

During the year ended October 31, 2003, the members of the Compensation Committee were Messrs. Weinroth and Kangas. The Compensation Committee is chaired by Mr. Weinroth and is active in reviewing salaries, bonuses and other forms of compensation for officers and key employees of the Company, in establishing salaries and in other compensation and personnel areas as the Board of Directors from time to time may request. For a discussion of the criteria used and factors considered by the Compensation Committee in reviewing and establishing executive compensation, see “Report of the Compensation Committee” below. During the year ended October 31, 2003, the Compensation Committee met on two occasions.

The Company does not have a Nominating Committee. Under the rules of the NYSE, listed companies, like us, who have a controlling shareholder are not required to have a nominating committee. Because the Company does not have a nominating committee, the Company does not have a specific policy regarding shareholder nominations of potential directors to the Board of Directors, other than through the process described under “Shareholder Proposals for the 2005 Annual Meeting” below. Possible nominees to the Board of Directors may be suggested by any director and given to the Chairman of the Board. The Company’s restated By-laws provide that directors need not be shareholders. The Chairman of the Board of Directors, who is also the controlling shareholder, each year recommends a slate of directors to be nominated for election at the annual shareholders’ meeting. The Board of Directors approves the slate of nominees. Vacancies on the Board of Directors, other than those resulting from removal by shareholders, may be filled by action of the Board of Directors after recommendation by the Chairman of the Board.

As of the 120th calendar day prior to February 3, 2004, the Board of Directors had not received any recommendation for the nomination of a candidate to the Board of Directors by any shareholder or group of shareholders that at such time held more than 5% of the Company’s voting stock for at least one year.

The Company’s Corporate Governance Guidelines (“Guidelines”) require that the Board of Directors conduct a self-evaluation at least annually, and as circumstances otherwise dictate. In conjunction with the self-evaluation, the Board of Directors reviews the qualifications and effectiveness of the existing Board of Directors and allows for each board member to make comments or recommendations regarding the qualifications and effectiveness of the existing Board of Directors or additional qualifications that may be required when selecting new board members. Among other factors, the Board of Directors generally considers the size of the Board of Directors best suited to fulfill its responsibilities, the Board of Director’s overall membership composition to ensure the Board of Directors has the requisite expertise and consists of persons with sufficiently diverse backgrounds, the independence of outside directors and other possible conflicts of interest of existing and potential members of the Board of Directors. The Company does not pay fees to any third party to identify or evaluate or assist in the identification or evaluation of potential director nominees.

During the year ended October 31, 2003, the Board of Directors held four regularly scheduled meetings and two telephonic meetings. In addition, the directors considered Company matters and had frequent communications with the Chairman of the Board of Directors and others apart from the formal meetings. Directors are expected to attend the Annual Meeting of Shareholders, but the Company does not have a formal policy with respect to attendance. Eight members of the Board of Directors attended the Annual Meeting of Shareholders held on March 7, 2003.

DIRECTOR COMPENSATION

In fiscal 2004, each director who is not an officer of the Company will be paid an annual retainer of $40,000, 50% in cash and 50% in shares of Class A Common Stock. Pursuant to their annual retainer, each non-management director received 236 shares of Class A Common Stock on December 15, 2003. In addition, the non-management directors receive a fee of $3,000 for each board meeting held in person and $2,000 for a telephonic board meeting. Members of the Audit Committee and Compensation Committee receive $5,000 for each meeting held in person and $2,500 for a telephonic meeting. During the year ended October 31, 2003, Mr. McDonald received $73,500, Mr. Greenbaum received $36,000, Mr. Robbins received $71,000, Mr. Weinroth received $73,500, and Mr. Kangas received $46,000. From time to time, non-management directors are also granted stock options, and in January of 2004, each non-management director received an award of 7,500 options to purchase Class A Common Stock. In addition, all directors are reimbursed for expenses related to their attendance at meetings of the Board of Directors and committee meetings.

VOTE REQUIRED

The election of the nominees to the Company’s Board of Directors for the ensuing year, to serve until the next Annual Meeting of Shareholders of the Company, and until their respective successors may be elected and qualified, requires the affirmative vote of the holders of a majority in voting power of all outstanding common stock, voting together.

Mr. K. Hovnanian and certain members of his family have informed the Company that they intend to vote in favor of the nominees named in this proposal. Because of the voting power of Mr. K. Hovnanian and such members of his family, this proposal is assured passage.

Our Board of Directors recommends that shareholders vote FOR the election of the nominees named in this proposal to the Company’s Board of Directors.

(2) RATIFICATION OF THE SELECTION OF
INDEPENDENT ACCOUNTANTS

The selection of independent accountants to examine financial statements of the Company made available or transmitted to shareholders and filed with the Securities and Exchange Commission for the year ended October 31, 2004 is submitted to this Annual Meeting of Shareholders for ratification. Ernst & Young LLP has been selected by the Audit Committee of the Company to examine such financial statements.

The Company has been advised that a representative of Ernst & Young LLP will attend this Annual Meeting of Shareholders to respond to appropriate questions and will be afforded the opportunity to make a statement if the representative so desires.

VOTE REQUIRED

Ratification of the selection of Ernst & Young LLP as our independent accountants to examine financial statements of the Company for the year ended October 31, 2004, requires the affirmative vote of the holders of a majority in voting power of all outstanding common stock, voting together.

Mr. K. Hovnanian and certain members of his family have informed the Company that they intend to vote in favor of this proposal. Because of the voting power of Mr. K. Hovnanian and such members of his family, this proposal is assured passage.

Our Board of Directors recommends that shareholders vote FOR ratification of the selection of Ernst & Young LLP as our independent accountants.

(3) APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED
CERTIFICATE OF INCORPORATION TO INCREASE THE
NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

On December 15, 2003, subject to shareholder approval, the Board of Directors authorized an amendment to our amended Certificate of Incorporation to increase the number of authorized shares of all classes of stock from 100,100,000 shares to 230,100,000 shares, consisting of 200,000,000 shares of Class A Common Stock (the “Class A Common Stock”), 30,000,000 shares of Class B Common Stock (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) and 100,000 shares of Preferred Stock. We are not proposing an increase to the number of authorized shares of Preferred Stock. If approved by the shareholders, the first paragraph of paragraph Fourth of our amended Certificate of Incorporation would be amended to provide as follows:

“FOURTH: The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 230,100,000, of which 200,000,000 shares shall be Class A Common Stock having a par value of one cent ($0.01) per share, 30,000,000 shares shall be Class B Common Stock having a par value of one cent ($0.01) per share and 100,000 shares shall be Preferred Stock having a par value of one cent ($0.01) per share.”

REASONS FOR THE PROPOSAL

Our Board of Directors believes that the number of shares of Common Stock that are available for issuance is not sufficient. We are currently authorized to issue 87,000,000 shares of Class A Common Stock and 13,000,000 shares of Class B Common Stock.

As of the Record Date, 30,459,031 shares of Common Stock were issued and outstanding and 16,379,722 shares of Common Stock were reserved for (1) conversions of our Class B Common Stock into shares of Class A Common Stock in connection with sales of our Class B Common Stock, (2) issuance upon exercise of outstanding stock options and stock awards and (3) stock options and stock awards that may be granted in the future under our stock option or other incentive programs. As a result, there are currently only 53,161,247 shares of Common Stock available for issuance.

The Board of Directors believes that it is advisable and in our best interest and in the best interest of our shareholders to have a greater number of authorized shares of Common Stock. The additional shares will be available for issuance from time to time at the discretion of the Board of Directors, normally without further shareholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by NYSE rules), for any proper corporate purpose including, among other things, stock splits, stock dividends, future acquisitions of property or securities of other corporations, to issue under stock option or other incentive programs, convertible debt financings and equity financings. No shareholder has any preemptive rights regarding future issuances of any shares of Common Stock.

As previously announced, if our shareholders approve the amendment to our amended Certificate of Incorporation that is the subject of this proposal, we intend to effect a 2-for-1 stock split whereby we will distribute to the holders of our outstanding Class A Common Stock one share of Class A Common Stock and to the holders of our outstanding Class B Common Stock one share of Class B Common Stock. The Board of Directors believes that this stock split is advisable and in our best interest and in the best interest of our shareholders. However, unless the number of shares of Common Stock we are authorized to issue is increased, we will not be able to carry out this stock split. Except for this stock split and issuances of Common Stock in connection with stock options and stock awards that may be granted in the future under our stock option or other incentive programs, the Company does not have any current plans, understandings or agreements for the issuance or use of the proposed additional shares of Common Stock.

The issuance of additional shares of Common Stock could dilute the earnings and book value allocable to each share of Common Stock. Also, if we were to sell or otherwise issue authorized but unissued Common Stock at a time when a takeover is pending or threatened, the issuance of additional Common Stock could discourage the takeover by making it more expensive for the person who wants to take us over to obtain control of us. However, Mr. K. Hovnanian, the Chairman of our Board of Directors, and certain members of his family, have the power to cast a majority of the votes that can be cast by the holders of all our currently outstanding Common Stock, voting together. The proposed amendment to the amended Certificate of Incorporation is not being recommended in response to any specific effort of which we are aware to obtain control of the Company, nor is the Board of Directors currently proposing to shareholders any anti-takeover measures.

VOTE REQUIRED

Approval of the proposed amendment to our amended Certificate of Incorporation requires the affirmative vote of the holders of (1) a majority in voting power of all outstanding Common Stock, voting together, (2) a majority in voting power of all outstanding Class A Common Stock and (3) a majority in voting power of all outstanding Class B Common Stock.

Mr. K. Hovnanian and certain members of his family have informed the Company that they intend to vote in favor of this proposal.

Our Board of Directors recommends that shareholders vote FOR the approval of the proposed amendment to our amended Certificate of Incorporation.

(4) APPROVAL OF THE COMPANY’S AMENDED AND RESTATED
SENIOR EXECUTIVE SHORT-TERM INCENTIVE PLAN

Shareholders are being asked to consider and approve proposals to amend the amended and restated Senior Executive Short-Term Incentive Plan (the “Bonus Plan”) to:

(1)	increase the maximum amount of a Bonus Award (as defined below) that may be granted to any Participant (as defined below) in the Bonus Plan with respect to any fiscal year of the Company from $10 million to a formula, pursuant to which the maximum amount of such an Bonus Award cannot exceed the greater of (x) $15 million and (y) 2-1/2% of the Company’s income before income taxes as reported in the Company’s audited consolidated financial statements prepared for the year in respect of which the Bonus Award is to be paid;

(2)	increase the number of shares available for issuance under the Bonus Plan from 2,500,000 shares of our common stock to 5,000,000 shares of our common stock;

(3)	provide that the Bonus Plan will expire on March 5, 2009 (such that the Bonus Plan will only have a term of five years from the date of this Annual Meeting of Shareholders), such that no new Bonus Awards may be granted after such expiration date (although Bonus Awards granted prior to such expiration date will remain in effect and be subject to the terms of the Bonus Plan);

(4)	clarify that the Bonus Plan may not be amended to increase the number of shares of our common stock available for issuance under the Bonus Plan or to increase the maximum amount of a Bonus Award that may be granted to any Participant in the Bonus Plan with respect to any fiscal year of the Company without shareholder approval of any such increases;

(5)	clarify that the shares of our common stock that are available for issuance under the Bonus Plan and subject to issuance under any Bonus Awards may be adjusted in number or kind to reflect the effects of any stock split, stock dividend, corporate transaction or change in the capital structure of our Company, as well as to clarify the effects a change in control of our Company could have on any outstanding Bonus Awards;

(6)	change the jurisdiction under which the Bonus Plan and any Bonus Awards granted under the Bonus Plan will be governed from the State of New York to the State of Delaware; and

(7)	make certain other non-material conforming changes to the Bonus Plan in order to provide for the foregoing.

The Bonus Plan, as amended, is set forth in Appendix A hereto.

The Bonus Plan provides for annual bonus awards calculated using a pre-established formula, which is based on the Company’s overall performance. The Company has experienced increased profitability and growth for the year ended October 31, 2003 in comparison to previous years. Therefore, the Company believes that the current limit on the maximum amount of any one Bonus Award (both in dollar value and number of shares) is not sufficient to meet the purpose of the Bonus Plan, which is to promote the interests of the Company and its shareholders by providing incentives in the form of periodic bonus awards (“Bonus Awards”) to certain senior executive employees of the Company and its affiliates, thereby motivating such executives to attain corporate performance goals set forth in the Bonus Plan, while preserving for the benefit of the Company and its subsidiaries the associated U.S. federal income tax deduction. In connection with preserving this benefit, the Company has proposed to limit the term of the Bonus Plan to a period of five years from the date of this Annual Meeting of Shareholders, to ensure that any extension of the term of the Bonus Plan will be approved by shareholders at a later date, therefore ensuring that the Company meets certain requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), which section governs the tax deductibility of performance-based compensation, as the Bonus Awards granted under the Bonus Plan are intended to be.

The Company’s Compensation Committee (the “Committee”) has approved the amendments to the Bonus Plan.

For a discussion of the Bonus Plan, see “Material Features of the Bonus Plan” below and “Annual Bonus Program” below.

MATERIAL FEATURES OF THE BONUS PLAN

The following is a brief summary of the material features of the Bonus Plan. Because this is only a summary, it does not contain all the information about the Bonus Plan that may be important to you and is qualified in its entirety to the full text of the amended and restated Bonus Plan as set forth in Appendix A hereto.

PURPOSE

The purpose of the Bonus Plan is to promote the interests of the Company and its shareholders by providing incentives in the form of Bonus Awards to certain senior executive employees of the Company and its affiliates, thereby motivating such executives to attain corporate performance goals set forth in the Bonus Plan while preserving for the benefit of the Company and its subsidiaries the associated U.S. federal income tax deduction under Section 162(m) of the Code.

ADMINISTRATION

The Bonus Plan is administered by a committee of two or more individuals who are each “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any successor thereto, “outside directors” as defined under Section 162(m) of the Code and “independent directors” within the meaning of the applicable rules, if any, of any national securities exchange on which shares of common stock of the Company are listed or admitted to trading, unless otherwise determined by the Company’s Board of Directors to act as such a committee. The Compensation Committee, or its delegate, may select senior executives of the Company and its affiliates who are “covered employees”, as defined in Section 162(m) of the Code, or who the Company anticipates may be “covered employees” of the Company and its subsidiaries (the “Participants”), to be granted Bonus Awards under the Bonus Plan. For the fiscal year ended October 31, 2003, approximately four “covered employees” were selected by the Committee to participate in the Bonus Plan.

BONUS AWARDS

A Participant’s Bonus Award shall be determined based on the achievement of written performance goals approved by the Committee. Within 90 days after the start of a designated performance period (or, if less, the number of days which is equal to 25% of such performance period), the Committee will establish the objective performance goals for each Participant. The performance goals will be based on one or more of the following criteria: (i) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) stock price; (vii) return on stockholders’ equity; (viii) expense management; (ix) return on investment before or after the cost of capital; (x) improvements in capital structure; (xi) profitability of an identifiable business unit or product; (xii) maintenance or improvements of profit margins; (xiii) market share; (xiv) revenues or sales; (xv) cost; (xvi) cash flow; (xvii) working capital; (xviii) changes in net assets (whether or not multiplied by a constant percentage intended to represent cost of capital); and (xix) return on assets.

Prior to the payment of any Bonus Award, the Committee, or its delegate, will certify that the applicable performance goals have been met. In connection with such certification, the Committee, or its delegate, may decide to pay amounts, which are less than the Bonus Award otherwise payable for achievement of the applicable performance goals. The Committee may base the decision to reduce the Bonus Award on any criteria it deems relevant. Payment of a Bonus Award to a Participant will occur only after such certification and will be made as determined by the Committee in its sole discretion after the end of such performance period. The Bonus Plan provides that the Committee shall determine, in its discretion, whether a Bonus Award shall be payable in cash, common stock of the Company, or a combination thereof, which may include, without limitation, permitting a Participant to elect, in the calendar year prior to the year in which a Bonus Award may otherwise become payable to a Participant under the Bonus Plan, to defer receipt of all or any portion of such Bonus Award into a right to receive shares of common stock of the Company at a future date (such right, a “Deferred Share Unit”); provided, however, that the number of shares of common stock of the Company that may be issued under the Bonus Plan, as amended, will be 5,000,000.

EFFECT OF CERTAIN EVENTS ON BONUS PLAN AND BONUS AWARDS

As amended, in the event of any change in the outstanding shares of common stock by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate exchange or change in capital structure, any distribution to shareholders of common stock other than regular cash dividends or any similar event, the Committee in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of common stock or other securities that may be issued as set forth in the Bonus Plan or pursuant to outstanding Bonus Awards and/or (ii) any other affected terms of such Bonus Awards. Except as otherwise provided in a Bonus Award agreement, in the event of a Change in Control (as defined in the 1999 Stock Incentive Plan (as amended and restated)), the Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Bonus Award.

LIMITATIONS

As amended, the Bonus Plan will provide that the maximum Bonus Award to any Participant with respect to any fiscal year shall be the greater of (x) $15 million and (y) 2-1/2% of the Company’s income before income taxes, as reported in the Company’s audited consolidated financial statements for the year in respect of which the Bonus Award is to be payable or distributed, as applicable.

AMENDMENT AND TERMINATION

The Committee may at any time amend, suspend or terminate the Bonus Plan in whole or in part. As amended, and notwithstanding the foregoing, no amendment, suspension or termination of the Bonus Plan shall be made which (i) without the Participant’s consent, impairs any of the rights or obligations under any Bonus Award theretofore granted to a Participant under the Bonus Plan, (ii) without the approval of the shareholders of the Company (except upon the occurrence of an event described above in “Effect of Certain Events on Bonus Plan and Bonus Awards”) increases the total number of shares of common stock available for issuance under the Bonus Plan or changes the maximum amount of any Bonus Award which may be payable or distributed to any Participant; provided, however, that the Committee may amend the Bonus Plan in such manner as it deems necessary to permit the granting of Bonus Awards meeting the requirements of the Code or other applicable laws.

NONTRANSFERABILITY OF BONUS AWARDS

A Participant’s rights and interest under the Bonus Plan generally may not be assigned, transferred, or encumbered, except in the event of a Participant’s death or as may be approved by the Committee. No Bonus Award under the Bonus Plan will be construed as giving any employee a right to continued employment with the Company or its subsidiaries.

PARTICIPANTS OF THE BONUS PLAN

For the year ended October 31, 2003, the Committee granted the following Bonus Awards to the following Participants under the Bonus Plan: Bonus Awards for a total of 4 participants (4 participants in the Executive Officers Group, no participants in the Non-Executive Director Group, and no participants in the Non-Executive Officer Employee Group). Additional information is provided in the table below.

Senior Executive Short-Term Incentive Plan Bonus Awards
for the Fiscal Year ended October 31, 2003

Name And Position	Bonus Awards Dollar Value(1)	Restricted Stock Awards; Dollar Value ($) (Aggregate)(2)
Ara K. Hovnanian, CEO	6,989,600	2,566,080
Kevork S. Hovnanian, Chairman of the Board	6,128,000	—
Geaton A. DeCesaris, Jr., President of the Hovnanian Land Investment Group	2,144,800	1,103,040
J. Larry Sorsby, CFO	1,052,245	541,154
Peter S. Reinhart, General Counsel	—	—
Kevin C. Hake, V.P., Finance and Treasurer	—	—
Executive Officer Group	16,314,645	4,210,274
Non-Executive Director Group	N/A	N/A
Non-Executive Officer Employees Group	—	—

(1)	Includes Bonus Awards not paid until after the end of fiscal year ended October 31, 2003. For A. Hovnanian, bonus awards include 27,326 shares of Class B Common Stock with an approximate dollar value of $2,000,000.

(2)	Represents the rights to receive common stock after vesting 25% per year ever four years. Any Participant who achieves either 20 years of service or reaches the age of 58 becomes immediately 100% vested in such stock.

VOTE REQUIRED

Approval of the amended and restated Senior Executive Short-Term Incentive Plan requires the affirmative vote of the holders of a majority in voting power of all outstanding common stock, voting together.

Mr. K. Hovnanian and certain members of his family have informed the Company that they intend to vote in favor of this proposal. Because of the voting power of Mr. K. Hovnanian and such members of his family, this proposal is assured passage.

Our Board of Directors recommends that shareholders vote FOR approval of the amended and restated Senior Executive Short-Term Incentive Plan.

5. APPROVAL OF THE COMPANY’S AMENDED AND
RESTATED 1999 STOCK INCENTIVE PLAN

Shareholders are being asked to consider and approve proposals to amend the amended and restated 1999 Stock Incentive Plan (the “Stock Plan”) to:

(1)	increase the number of shares available for issuance under the Stock Plan from 4,500,000 shares of common stock to 10,000,000 shares of common stock;

(2)	increase the maximum amount of a performance-based Award that may be granted to any Participant (as defined below) in the Stock Plan with respect to any fiscal year of the Company from $2 million to a formula, pursuant to which the maximum amount of such a performance-based Award cannot exceed the greater of (x) $15 million and (y) 2-1/2% of the Company’s income before income taxes as reported in the Company’s audited consolidated financial statements prepared for the year in respect of which the performance-based Award is to be paid;

(3)	increase the number of shares of common stock for which stock options, stock appreciation rights, restricted stock and restricted stock unit Awards can be granted during a calendar year to any Participant from 300,000 to 500,000;

(4)	increase the number of shares of common stock for which Awards (as defined below) may be granted in each calendar year to Participants who are (i) not subject to the rules promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (or any successor section thereto) or (ii) covered employees (or anticipated to become covered employees) as such term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), from 300,000 to 500,000;

(5)	provide that the compensation committee of the Company’s Board of Directors (the “Compensation Committee”) will have the power and authority to amend, alter or discontinue the Stock Plan, in lieu of the Company’s Board of Directors;

(6)	update the performance criteria on which performance-based Awards may be granted to Participants to conform to the performance criteria on which performance-based Bonus Awards may be granted under the Senior Executive Short-Term Incentive Plan, as amended and restated;

(7)	make certain editorial changes, such as (a) clarifying that the persons who are selected to participate in the Stock Plan must be employees, directors or consultants of the Company or its affiliates, (b) clarifying that unless the Committee specifies otherwise, a Participant may only elect to have the Company withhold any shares of common stock upon the exercise or vesting of any Award in respect of the minimum amount of taxes that the Company may be required to withhold in connection with such exercise or vesting, and (c) clarifying that the number, kind and exercise price (if applicable) of shares available for issuance under the Stock Plan and under Awards are subject to adjustment to reflect the effects of any stock split, stock dividend, corporate transaction or change in the capital structure of our Company; and

(8)	make certain other non-material conforming changes to the Stock Plan in order to provide for the foregoing.

   The Stock Plan, as amended, is set forth in Appendix B hereto.

The number of shares currently available for distribution under the Stock Plan is not enough to meet the needs of the Company in order to provide incentives to current and future participants in the Stock Plan. The Board of Directors determined that the continuance of the Stock Plan is in the best interest of the Company in order to compensate officers, directors, and other managers of the Company and its subsidiaries and to align the interests of the Company’s executives and shareholders in the enhancement of shareholder value and therefore it believes the number of shares available for issuance under the Stock Plan should be increased. In addition, the Company has experienced increased profitability and growth for the year ended October 31, 2003 in comparison to previous years. Therefore, the Company believes that the current limit on the maximum amount of any one Award (both in dollar value and number of shares) is not sufficient to meet the purpose of the Stock Plan, which is to motivate those employees, directors or consultants to exert their best efforts on behalf of the Company and its affiliates by providing incentives through the granting of “Awards”, which consist of options, stock appreciation rights or other stock-based Awards (including performance-based Awards).

For a further discussion of the Stock Plan, see “Material Features of the Stock Plan” below and “Annual Bonus Program” below.

The Company’s Board of Directors has approved the amendments to the Stock Plan and recommends that shareholders vote for the approval of the amendments to the Stock Plan.

MATERIAL FEATURES OF THE STOCK PLAN

The following is a brief summary of the material features of the Stock Plan. Because this is only a summary, it does not contain all the information about the Stock Plan that may be important to you and is qualified in its entirety to the full text of the amended and restated Stock Plan as set forth in Appendix B hereto.

PURPOSE

The purpose of the Stock Plan is to aid the Company and its affiliates in recruiting and retaining key employees, directors or consultants of outstanding ability and to motivate those employees, directors or consultants to exert their best efforts on behalf of the Company and its affiliates by providing incentives through the granting of “Awards”, which consist of options, stock appreciation rights or other stock-based Awards (including performance-based Awards) granted pursuant to the Stock Plan. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the Stock Plan, if they are selected by the Compensation Committee of the Board of Directors (the “Committee”) to participate in the Stock Plan (any such individual, a “Participant”). For the fiscal year ended October 31, 2003, approximately 198 employees, nine directors and zero consultants were selected by the Committee to participate in the Stock Plan.

ADMINISTRATION

The Stock Plan is administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are each “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, “outside directors” within the meaning of 162(m) of the Code and “independent directors” within the meaning of the applicable rules, if any, of any national securities exchange on which shares of common stock of the Company are listed or admitted to trading; provided, however, that any action permitted to be taken by the Committee may be taken by the Board of Directors in its discretion.

AWARDS

Awards are determined (“granted”) by the Committee and are subject to the terms and conditions stated in the Stock Plan and to such other terms and conditions, not inconsistent therewith as the Committee shall determine. Any stock options granted must have a per share exercise price that is not less than 100% of the fair market value of the Company’s common stock on the date an option is granted.

In the event a performance-based Award is granted under the Stock Plan, as amended, it must be granted in a manner that would cause the Award to be deductible by the Company under Section 162(m) of the Code. To that end, performance-based Awards must be based on the attainment by the Company of written performance goals approved by the Committee for a specified performance period established by the Committee, based on objective performance criteria including one or more of the following: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share of common stock of the Company; (v) book value per share; (vi) stock price; (vii) return on stockholders’ equity; (viii) expense management; (ix) return on investment; (x) improvements in capital structure; (xi) profitability of an identifiable business unit or product; (xii) maintenance or improvements of profit margins; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; (xviii) changes in net assets (whether or not multiplied by a constant percentage intended to represent the cost of capital); and (xix) return on assets.

EFFECT OF CERTAIN EVENTS ON STOCK PLAN AND AWARDS

In the event of any change in the outstanding shares of common stock by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate exchange or change in capital structure, any distribution to shareholders of common stock other than regular cash dividends or any similar event, the Committee in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of common stock or other securities that may be issued as set forth in the Stock Plan or pursuant to outstanding Awards, (ii) the option price and/or (iii) any other affected terms of such Awards. Except as otherwise provided in an Award agreement, in the event of a Change in Control (as defined in the Stock Plan, as amended and restated), the Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Award.

LIMITATIONS

As amended, the Stock Plan will provide that the total number of shares of common stock of the Company that may be issued under the Stock Plan is 10,000,000 and the maximum amount of performance-based Awards that may be granted during a calendar year to any Participant cannot exceed the greater of (x) $15 million and (y) 2-1/2% of the Company’s income before income taxes as reported in the Company’s audited consolidated financial statements prepared for the year in respect of which the performance-based Award is to be paid. Additionally, the maximum number of shares of common stock of the Company for which options, stock appreciation rights, restricted stock and restricted stock unit Awards may be granted during a calendar year to any Participant is 500,000.

No award may be granted under the Stock Plan after the tenth anniversary of the Effective Date, which is March 5, 1999, but awards theretofore granted may be extended beyond that date.

AMENDMENT AND TERMINATION

As amended, the Committee may amend, alter or discontinue the Stock Plan, but no amendment, alteration or discontinuation shall be made which, (a) without the approval of the shareholders of the Company, would (except as provided in the Stock Plan in connection with adjustments in certain corporate events), increase the total number of shares of common stock of the Company reserved for the purposes of the Stock Plan or change the maximum number of shares of common stock of the Company for which Awards may be granted to any Participant or (b) without the consent of a Participant, would impair any of the rights or obligations under any Award theretofore granted to such Participant under the Stock Plan; provided, however, that the Committee may amend the Stock Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws. The Committee may not amend, alter or discontinue the provisions relating to a Change in Control (as defined in the Stock Plan) after the occurrence of a Change in Control.

NONTRANSFERABILITY OF AWARDS

Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. Notwithstanding the foregoing, and subject to the conditions stated in the Stock Plan, a Participant may transfer an option (other than an option that is also an incentive stock option granted pursuant to the Stock Plan) in whole or in part by gift or domestic relations order to a family member of the Participant.

PARTICIPANTS OF THE STOCK PLAN

During the year ended October 31, 2003, the Committee granted the following awards to the following individuals under the Stock Plan: (a) option Awards for a total of 18 Participants (3 Participants in the Executive Officers Group, 5 Participants in the Non-Executive Director Group, and 10 Participants in the Non-Executive Officer Employee Group) and (b) other stock-based Awards (rights to receive stock) for 197 Participants (3 participants in the Executive Officers Group, 5 participants in the Non-Executive Director Group, and 189 Participants in the Non-Executive Officer Employee Group). During the year ending October 31, 2003, the Committee did not grant any Awards that were stock-appreciation rights. Additional information is provided in the tables below.

1999 Stock Incentive Plan
(Option Awards granted in the year ended October 31, 2003)

Name and Position	Dollar Value per share ($)	Number of Options
Ara K. Hovnanian, CEO	31.80	300,000
Kevork S. Hovnanian, Chairman of the Board	—	—
Geaton A. DeCesaris, Jr., President of the Hovnanian Land Investment Group	31.90	50,000
J. Larry Sorsby, CFO	32.70	25,000
Peter S. Reinhart, General Counsel	—	—
Kevin C. Hake, V.P., Finance & Treasurer	—	—
Executive Officer Group	31.87	375,000
Non-Executive Director Group(1)	73.86	37,500
Non-Executive Officer Employees Group	32.65	105,500

(1)	Stock Option Awards to non-management directors were granted in January 2004.

1999 Stock Incentive Plan
(Other stock based Awards; Rights to receive stock for the year ended October 31, 2003)

Name and Position	Restricted Stock Awards; Dollar Value ($) (aggregate)(1)	Number of Shares of Common Stock Subject to Awards
Ara K. Hovnanian, CEO	—	—
Kevork S. Hovnanian, Chairman of the Board	—	—
Geaton A. DeCesaris, Jr., President of the Hovnanian Land Investment Group	—	—
J. Larry Sorsby, CFO	—	—
Peter S. Reinhart, General Counsel	70,051	1,476
Kevin C. Hake, V.P., Finance & Treasurer	88,088	1,856
Executive Officer Group	247,412	5,213
Non-Executive Director Group (2)	100,013	3,155
Non-Executive Officer Employees Group	7,464,897	157,332

(1)	Represents the rights to receive common stock after vesting 25% per year every four years. Any Participant who achieves either 20 years of service or reaches the age of 58 becomes immediately 100% vested in such stock.

(2)	Non-management directors received 50% of their fiscal year 2003 annual compensation in stock grants on 12/31/02.

VOTE REQUIRED

Approval of the amended and restated 1999 Stock Incentive Plan requires the affirmative vote of the holders of a majority in voting power of all outstanding common stock, voting together.

Mr. K. Hovnanian and certain members of his family have informed the Company that they intend to vote in favor of this proposal. Because of the voting power of Mr. K. Hovnanian and such members of his family, this proposal is assured passage.

Our Board of Directors recommends that shareholders vote FOR approval of the amended and restated 1999 Stock Incentive Plan.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation paid or accrued by the Company for the chief executive officer and the other four most highly compensated executive officers during the fiscal years ended October 31, 2003, 2002 and 2001. Disclosure is also provided for Geaton A. DeCesaris, Jr. who was not an executive officer of the Company as of October 31, 2003, but for whom disclosure would have been required had he been an executive officer at that time.

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year or Period	Salary	Bonus(1)	Other Annual Compen- sation(2)	Restricted Stock Awards(3)	Number of Securities Underlying Options/ SARs(4)	LTIP Payouts	All Other Compen- sation(5)
Kevork S. Hovnanian	2003	$1,101,782	$6,128,000	—	—	—	N/A	$ 16,414
Chairman of the Board,	2002	$970,041	$4,354,000	—	—	—	N/A	$ 15,664
and Director	2001	$917,807	$2,364,000	—	—	—	N/A	$ 13,072

Ara K. Hovnanian	2003	$1,034,029	$6,989,600	$89,571	$2,566,080	300,000	N/A	$484,139
President, Chief Executive	2002	$909,408	$3,747,800	—	$1,927,440	250,000	N/A	$181,047
Officer and Director	2001	$860,772	$1,655,220	—	$ 851,256	125,000	N/A	$110,209

Geaton A. DeCesaris, Jr	2003	$547,813	$2,144,800	—	$1,103,040	50,000	N/A	$334,618
President of the Hovnanian	2002	$519,802	$2,093,636	—	$1,076,727	50,000	N/A	$267,251
Land Investment Group and Director	2001	$384,939	$1,244,617	—	$ 774,438	—	N/A	$ 8,366

J. Larry Sorsby	2003	$321,283	$1,052,245	—	$ 541,154	25,000	N/A	$102,759
Executive Vice President	2002	$271,266	$731,003	—	$ 375,944	25,000	N/A	$ 45,017
and Chief Financial Officer	2001	$262,184	$399,002	—	$ 205,201	25,000	N/A	$ 33,092
and Director

Peter S. Reinhart	2003	$260,612	$136,211	—	$ 70,051	—	N/A	$ 36,157
Senior Vice President/	2002	$219,077	$118,318	—	$ 60,849	7,500	N/A	$ 28,018
General Counsel	2001	$204,052	$91,626	—	$ 47,122	—	N/A	$ 22,200

Kevin C. Hake	2003	$207,733	$171,283	—	$ 88,088	—	N/A	$ 14,639
Vice President/	2002	$181,730	$130,550	—	$ 67,140	—	N/A	$ 8,101
Finance & Treasurer	2001	$175,000	$87,728	—	$ 45,118	—	N/A	$ 2,835

Notes:

(1)	Includes cash awards not paid until after year end. For A. Hovnanian, also includes 27,326 shares of Class B Common Stock with an approximate dollar value of $2,000,000, which was not received until after year end.

(2)	Includes perquisites and other personal benefits unless the aggregate amount is less than either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer. Perquisites for A. Hovnanian in 2003 include $78,571 relating to personal use of the Company’s corporate aircraft.

(3)	Represents the right to receive Class A Common Stock after vesting 25% a year for four years. Any executive with 20 years of service or who reaches the age of 58 becomes immediately 100% vested. Awards of restricted stock during the year ended October 31, 2003 amounted to 54,051 shares for A. Hovnanian, 23,234 shares for G. DeCecaris, Jr., 11,399 shares for
J. Sorsby, 1,476 shares for P. Reinhart, and 1,856 shares for K. Hake. The aggregate number of shares of restricted stock held as of October 31, 2003, and the value thereof as of such date, were as follows: A. Hovnanian: 257,842 shares ($20,957,398); G. DeCecaris, Jr.: 97,826 shares ($7,951,297); J. Sorsby: 62,201 shares ($5,055,697); P. Reinhart: 1,476 shares ($119,969); and K. Hake: 7,336 shares ($596,230).

(4)	The Company has not granted any stock appreciation rights.

(5)	Includes accruals under the Company’s savings and investment retirement plan (the “Retirement Plan”), deferred compensation plan (the “Deferred Plan”) and term life insurance premiums for each of the named executive officers for the year ended October 31, 2003 as follows:

	Retirement Plan	Deferred Plan	Term Insurance	Total
Kevork S. Hovnanian	$16,000	—	$414	$16,414
Ara K. Hovnanian	$16,000	$467,234	$905	$484,139
Geaton A. DeCesaris, Jr.	$16,000	$317,263	$905	$334,168
J. Larry Sorsby	$16,000	$85,930	$829	$102,759
Peter S. Reinhart	$16,000	$19,314	$843	$36,157
Kevin C. Hake	$10,000	$4,034	$605	$14,639

Option Grants in Last Fiscal Year (1)

The following table provides information on option grants in fiscal 2003 to the named executive officers.

	Individual Grants				Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal 2003	Exercise or Base Price Per Share	Expiration Date
Name					5%	10%
Kevork S. Hovnanian	N/A	N/A	N/A	N/A	N/A	N/A
Ara K. Hovnanian	300,000	62.4%	$31.80	11/12/12	$5,999,655	$15,204,303
Geaton A. DeCesaris, Jr.	50,000	10.4%	$31.90	1/22/13	$1,003,087	$2,542,019
J. Larry Sorsby	25,000	5.2%	$32.70	11/7/12	$514,121	$1,302,884
Peter S. Reinhart	—	—	—	—	—	—
Kevin C. Hake	—	—	—	—	—	—

Notes:

(1)	The Company has not granted any stock appreciation rights.

(2)	The potential realizable value is reported net of the option exercise price, but before income taxes associated with exercise. These amounts represent assumed annual compounded rates of appreciation of 5% and 10% only from the date of grant to the end of the option. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company’s Class A Common Stock, overall stock market conditions, and the optionee’s continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

Aggregated Option Exercises During the Year Ended
October 31, 2003 and Option Values at October 31, 2003(1)

The following table provides information on option exercises during the year ended October 31, 2003 by the named executive officers and the value of such officers’ unexercised options at October 31, 2003.

	Shares Acquired On Exercise	Value Realized	Number of Securities Underlying Unexercised Options at October 31, 2003(2)		Value of Unexercised In-the-Money Options at October 31, 2003(2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Kevork S. Hovnanian	—	—	None	None	N/A	N/A
Ara K. Hovnanian	295,000	$6,321,850	537,500	762,500	$40,286,828	$47,695,609
Geaton A. DeCesaris, Jr.	—	—	107,000	62,500	$8,118,213	$4,801,250
J. Larry Sorsby	8,915	$178,389	76,250	98,750	$5,642,038	$7,610,963
Peter S. Reinhart	7,500	$137,400	3,750	17,500	$274,878	$1,169,513
Kevin C. Hake	—	—	—	12,500	—	$908,519

Notes:

(1)	The Company has not granted any stock appreciation rights.

(2)	The closing price of the Class A Common Stock on October 31, 2003, which was the last trading day of October 2003, on the New York Stock Exchange was $81.28.

Ten-Year Option Repricings (1)

For the year ended October 31, 2003, there were no adjustments or amendments to the exercise prices of stock options previously awarded.

Note:

(1)	The Company has not granted any stock appreciation rights.

Employment Contracts and Arrangements

The Company has an agreement with Ara K. Hovnanian, Chief Executive Officer, that provides that in the event of his disability or death he (or his legal representative or estate) will receive continued payment of his annual base salary and the annual bonus amount earned by him in respect of the three full preceding calendar years, payable in equal monthly installments through the third anniversary of his disability or death.

Equity Compensation Plans

The following table provides information as of October 31, 2003 with respect to compensation plans (including compensation arrangements) under which the Company’s equity securities are authorized for issuance and does not reflect the amendments proposed and described in this Proxy Statement to the Company’s amended and restated 1999 Stock Incentive Plan and amended and restated Senior Executive Short-Term Incentive Plan.

Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (in thousands)(1) (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) in thousands)(2) (c)
Plan Category
Equity compensation plans approved by security holders	3,396	5.89	3,221
Equity compensation plans not approved by security holders	—	—	—
Total	3,396	5.89	3,221

Note:

(1)	All securities underlying these options, warrants and rights are shares of Class A Common Stock.

(2)  Under the Company’s equity compensation plans, securities may be issued in either Class A Common Stock or Class B
Common Stock.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee is charged with the responsibility of determining the cash and other incentive compensation, if any, to be paid to the Company’s executive officers and key management employees. The amount and nature of the compensation received by the Company’s executives during the year ended October 31, 2003 was determined in accordance with the compensation program and policies described below.

The executive compensation program is designed to attract, retain and reward highly qualified executives while maintaining a strong and direct link between executive pay, the Company’s financial performance and total shareholder return. The executive compensation program contains three major components: base salaries, annual bonuses and stock options. In establishing the three major components for each executive, the Compensation Committee reviews, as part of its criteria, the compensation received by other executives in the homebuilding industry. The Compensation Committee engaged an outside compensation consultant to provide information with regard to compensation levels of chief executive officers of comparable companies in the homebuilding industry.

Base Salary

The Compensation Committee believes that, due to the Company’s success in its principal markets, other companies seeking proven executives may view members of the Company’s highly experienced executive team as potential targets. The base salaries paid to the Company’s executive officers and key management employees during the year ended October 31, 2003 generally were believed to be necessary to retain their services.

Base salaries, including that of Mr. K. Hovnanian, the Company’s Chairman of the Board, and Mr. Ara Hovnanian, Chief Executive Officer, are reviewed annually and are adjusted based on the performance of the executive, any increased responsibilities assumed by the executive, average salary increases or decreases in the industry and the going rate for similar positions at comparable companies. Base salaries for the Company’s executive officers for the year ended October 31, 2003 were set by Mr. A. Hovnanian. Each executive officer’s base salary, including the base salary of each of Mr. K. Hovnanian and Mr. A. Hovnanian, was reviewed by the Compensation Committee in accordance with the criteria described above.

Annual Bonus Program

The Company maintains an annual bonus program under which executive officers and other key management employees have the opportunity to earn bonuses. The annual bonus program consists of the amended and restated Senior Executive Short-Term Incentive Plan and the amended and restated 1999 Stock Incentive Plan and is intended to motivate and reward executives for the achievement of individual performance objectives and for the attainment by the Company of strategic and financial performance goals, including levels of return on equity. In addition, under the amended and restated 1999 Stock Incentive Plan, the ultimate value received by option holders is directly tied to increases in the Company’s stock price, therefore, stock options serve to closely link the interests of management and shareholders and motivate executives to make decisions that will serve to increase the long-term total return to shareholders. Additionally, grants under the amended and restated 1999 Stock Incentive Plan include vesting and termination provisions which the Compensation Committee believes will encourage option holders to remain employees of the Company.

Under the amended and restated Senior Executive Short-Term Incentive Plan, senior executives, including Mr. K. Hovnanian, Chairman of the Board, and Mr. A. Hovnanian, President and Chief Executive Officer, receive a fixed amount bonus based on the Company’s Return on Equity (“ROE”). All other executive officers participate in the amended and restated 1999 Stock Incentive Plan, which is based on ROE or on a Division’s Return on Investment (“ROI”) and they receive either a fixed amount or a percentage of their base salary. As the Company’s ROE or a Division’s ROI reaches higher targeted levels, the fixed amount or bonus percentage of salary increases. The annual bonus payment is made 70% in cash and 30% in the right to receive the Company’s common stock. The 30% right to receive common stock is increased 20% and vests 25% a year starting with the first anniversary after the cash bonus payment accrues. Any executive with 20 years of service or who reaches the age of 58 vests immediately.

The Company’s annual bonus program is intended to allow the Company to make awards to executive officers and other key management employees that are deductible under Section 162(m) of the Code. The Compensation Committee will continue to seek ways to limit the impact of Section 162(m) of the Code.

However, the Compensation Committee believes that the tax deduction limitation should not compromise the Company’s ability to establish and implement incentive programs that support the compensation objectives discussed above. Accordingly, achieving these objectives and maintaining required flexibility in this regard may result in compensation that is not deductible for federal income tax purposes.

Both the amended and restated Senior Executive Short-Term Incentive Plan and the amended and restated 1999 Stock Incentive Plan are administered by the Compensation Committee. No member of the Compensation Committee, while a member, is eligible to participate in either the amended and restated 1999 Stock Incentive Plan or the amended and restated Senior Executive Short-Term Incentive Plan.

COMPENSATION COMMITTEE

Stephen D. Weinroth, Chair
Edward A. Kangas

REPORT OF THE AUDIT COMMITTEE

Membership, Independence, & Qualifications

Messrs. McDonald, as Chairman, Kangas, Robbins and Weinroth are the members of the Audit Committee. In the judgment of the Company’s Board of Directors, each member of the Audit Committee is independent as required by both the rules of the NYSE and SEC regulations, and a “financial expert” in accordance with SEC regulations. The most recent review by the Board of Directors of the Audit Committee qualifications occurred on December 15, 2003 at a regularly scheduled Board Meeting.

Responsibilities of the Committee & Charter

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and is governed by its Charter, as set forth in Appendix C hereto, which was adopted in March 2000 and amended in December 2002, October 2003 and January 2004. The Audit Committee Charter is available on the Company’s public website, www.khov.com, under “Investor Relations/Corporate Governance”.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles:

•	the overall scope and plans for their respective audits,

•	their judgments as to the quality, not just the acceptability, of the Company’s accounting principles,

•	their independence from management and the Company, including matters in the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No.1 and received by the Company, and

•	such matters as are required to be discussed with the committee under generally accepted auditing standards and under Statements on Auditing Standards No. 61.

The Audit Committee, as part of its Charter, reviews quarterly with management the Company’s financial statements prior to their being filed with the SEC. In addition, the Audit Committee, in reliance on the reviews and discussions referred to above, has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2003.

Policies & Procedures Established By Audit Committee

In fiscal 2003, the Audit Committee established whistleblowing procedures as required by Section 301 of the Sarbanes-Oxley Act and NYSE Rule 303(A)(7)(c)(iii). These procedures are discussed in the Company’s Code of Ethics (Section IV.G.) which is available on the Company’s public website at www.khov.com under “Investor Relations/Corporate Governance”.

In accordance with SEC regulation, the Audit Committee has established procedures for the appointment, compensation, retention and oversight of any accounting firm engaged to prepare or issue an audit report or other audit, review, or attest services. In addition, the Audit Committee has established procedures for the pre-approval of audit and non-audit services provided by auditors. This accounting firm will report directly to the Audit Committee, and the Audit Committee is responsible for the resolution of disagreements between management and these auditors regarding financial reporting.

Audit Committee

Desmond P. McDonald, Chair
John J. Robbins
Stephen D. Weinroth
Edward A. Kangas

FEES PAID TO PRINCIPAL ACCOUNTANT

Audit Fees

The Company was billed a total of $797,592 by Ernst & Young LLP for services rendered in connection with the audit of Hovnanian Enterprises, Inc. and its consolidated subsidiaries financial statements for the fiscal year ended October 31, 2003 and $39,054 for the reviews of the interim financial statements. The Company was billed a total of $480,000 by Ernst & Young LLP for services rendered in connection with the audit of Hovnanian Enterprises, Inc. and its consolidated subsidiaries financial statements for the fiscal year ended October 31, 2002 and $31,500 for the reviews of the interim financial statements.

Financial Information Systems Design and Implementation Fees

There were no fees billed by Ernst & Young LLP for services rendered in connection with financial information systems design and implementation during either the fiscal year ended October 31, 2003 or the fiscal year ended October 31, 2002.

All Other Fees

The total of all other fees billed for services rendered by Ernst & Young LLP, other than those services discussed above, for the fiscal years ended October 31, 2003 and October 31, 2002 were $541,130 and $504,768, respectively.

PRINCIPAL ACCOUNTANT INDEPENDENCE

The Audit Committee has determined that the provision of all non-audit services performed by the principal accountant were compatible with maintaining their independence.

CORPORATE GOVERNANCE

The Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, controller and all other associates of the Company, including its directors and other officers. The Company has also adopted Corporate Governance Guidelines.

The Company makes available to the public various corporate governance related information on its public website (www.khov.com) under “Investor Relations/Governance”. Information on the Company’s public website includes the Company’s Code of Ethics, Corporate Governance Guidelines and Committee Charters, including the Audit Committee Charter and the Compensation Committee Charter.

Shareholders, associates of the Company and other interested parties may communicate directly with the Board of Directors by corresponding to the address below. Correspondence will be discussed at the next scheduled meeting of the Board of Directors, or as indicated by the urgency of the matter.

Attn: Board of Directors of Hovnanian Enterprises, Inc.
c/o Mr. Desmond McDonald, Director
Privileged & Confidential
Hovnanian Enterprises, Inc.
10 Highway 35
P.O. Box 500
Red Bank, N.J. 07701

The Company’s non-management directors meet without management after each regularly scheduled meeting of the Board of Directors. The presiding director of such meetings is selected at each meeting. Shareholders, associates of the Company and other interested parties may communicate directly with non-management directors as a group by corresponding to the address below. Members of the non-management group include: Messrs. Greenbaum, Kangas, McDonald, Robbins, and Weinroth. All non-management directors, with the exception of Mr. Greenbaum, are “independent” in accordance with NYSE rules. Mr. McDonald will report to all non-management directors any correspondence which is received by him as indicated by the urgency of the matter, or at the next scheduled meeting of non-management directors.

Attn: Non-Management Directors of Hovnanian Enterprises, Inc.
c/o Mr. Desmond McDonald, Director
Privileged & Confidential
Hovnanian Enterprises, Inc.
10 Highway 35
P.O. Box 500
Red Bank, N.J. 07701

In addition, associates of the Company may anonymously report concerns or complaints via the K. Hovnanian Corporate Governance Hotline or following procedures as discussed in the Company’s Code of Ethics.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Weinroth is Chairman of the Compensation Committee. During the fiscal year ended October 31, 2003, the members of the Compensation Committee were Messrs. Weinroth and Kangas. Each of Messrs. Weinroth and Kangas are non-employee directors and were never officers or employees of the Company or any of its subsidiaries.

See “Certain Relationships and Related Transactions” below for more information concerning Mr. Greenbaum’s business relationship with the Company.

PERFORMANCE GRAPH

The following graphs compare on a cumulative basis the yearly percentage change over the five and three year periods ending October 31, 2003 in (i) the total shareholder return on the Class A Common Stock of the Company with (ii) the total return on the Standard & Poor’s 500 Index and with (iii) the total return on the S&P Homebuilding Index. Such yearly percentage change has been measured by dividing (i) the sum of (a) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (b) the price per share at the end of the measurement period less the price per share at the beginning of the measurement period, by (ii) the price per share at the beginning of the measurement period. The price of each unit has been set at $100 on October 31, 1998 and 2000 for the preparation of the five and three years graphs, respectively.

Note: The stock price performance shown on the following graph is not necessarily indicative of future price performance.

Comparison of the Five-Year Cumulative Total Return of Hovnanian Enterprises, Inc.,
the S&P 500 Index and the S&P Homebuilding Index.

Comparison of the Three-Year Cumulative Total Return of Hovnanian Enterprises, Inc.,
the S&P 500 Index and the S&P Homebuilding Index.

1200
1000
800
600
400
200
0
DOLLARS
10/00
10/01
10/02
10/03
HOVNANIAN ENTERPRISES, INC.
S & P 500
S & P HOMEBUILDING

* $100 invested on 10/31/00 in stock or index-including reinvestment of dividends. Fiscal year ending October 31.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. K. Hovnanian, the chairman of Company’s Board of Directors, is the father of Mr. A. Hovnanian, the Chief Executive Officer and a member of the Board of Directors.

Prior to the enactment of Sarbanes-Oxley Act of 2002 (the “Act”), our Board of Directors adopted a general policy providing that it would not make loans to our officers or directors or their relatives at an interest rate less than the interest rate at the date of the loan on six month U.S. Treasury Bills, that the aggregate of such loans would not exceed $3 million at any one time, and that such loans would be made only with the approval of the members of our Board of Directors who had no interest in the transaction. At October 31, 2003 and 2002 related party receivables from officers and directors amounted to zero dollars. Interest income from these loans for the years ended October 31, 2003, 2002, and 2001 amounted to zero dollars, $18,000, and $84,000, respectively. At October 31, 2003, there was one loan amounting to $140,000 to an executive officer, who is not a member of the Board of Directors. This loan was extended for relocation purposes, and is forgivable after five years. The related party receivables and loan were extended prior to the enactment of the Act, and have not been materially modified.

The Company provides property management services to various limited partnerships including one partnership in which our Chief Executive Officer is a general partner, and in which members of his family and certain officers and directors are limited partners. During each of the years ended October 31, 2003, 2002, and 2001 we received $0.1 million in fees for such management services. At October 31, 2003 and 2002, no amounts were due us by these partnerships.

During the year ended October 31, 2003, we entered into an agreement to purchase land in California for approximately $33.4 million from an entity that is owned by a family relative of our Chairman of the Board and our Chief Executive Officer. As of October 31, 2003, we have an option deposit of $3.9 million related to this land acquisition agreement. In connection with this agreement, we also have consolidated $29.5 million in accordance with Financial Accounting Standards Board Interpretation No. 46, “Consolidation of Variable Interest Entities”, which is shown under “Consolidated Inventory Not Owned” on our Consolidated Balance Sheet for the fiscal year ended October 31, 2003. Neither the Company, the Chairman of the Board nor the Chief Executive Officer has a financial interest in the relative’s company from whom the land was optioned.

During the year ended October 31, 2001, we entered into an agreement to purchase land from an entity that is owned by a family relative of our Chairman of the Board and our Chief Executive Officer, totaling $26.9 million. As of October 31, 2003 and 2002, land aggregating $18.4 million and $10.3 million, respectively, had been purchased. Neither the Company, the Chairman of the Board nor the Chief Executive Officer has a financial interest in the relative’s company from whom the land was purchased.

Mr. Greenbaum is a partner in Greenbaum, Rowe, Smith, Ravin, Davis & Himmel, a law firm retained by the Company during the fiscal year ended October 31, 2003, that provided services to the Company during the fiscal year ended October 31, 2003.

GENERAL

The expense of this solicitation is to be borne by the Company. The Company may also reimburse persons holding shares in their names or in the names of their nominees for their expenses in sending proxies and proxy material to their principals.

Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote all proxies received by them in favor of the election of nominees to the Board of Directors of the Company named herein, in favor of the ratification of selected independent accountants, in favor of an amendment to the Company’s amended Certificate of Incorporation, in favor of the Company’s amended and restated 1999 Stock Incentive Plan and in favor of the Company’s amended and restated Senior Executive Short-Term Incentive Plan. All proxies will be voted as specified.

Each share of Class A Common Stock entitles the holder thereof to one vote and each share of Class B Common Stock entitles the holder thereof to ten votes. Votes of Class A Common Stock and Class B Common Stock will be counted together without regard to class for proposals that require the affirmative vote of the holders of a majority in voting power of all outstanding common stock, voting together. All votes will be certified by the Inspectors of Election, who are employees of the Company.

Abstentions will have the effect of votes against a proposal and broker non-votes will have no effect on the vote. Under NYSE rules, brokers may not vote shares on the proposal to approve the Company’s amended and restated 1999 Stock Incentive Plan or the proposal to approve the Company’s amended and restated Senior Executive Short-Term Incentive Plan without specific instructions on these proposals from their customers.

Notwithstanding the foregoing, the Company’s amended Certificate of Incorporation provides that each share of Class B Common Stock held, to the extent of the Company’s knowledge, in nominee name by a stockbroker, bank or otherwise will be entitled to only one vote per share unless the Company is satisfied that such shares have been held continuous, since the date of issuance, for the benefit or account of the same beneficial owner of such shares or any permitted transferee. Beneficial owners of shares of Class B Common Stock held in nominee name wishing to cast ten votes for each share of such stock must properly complete their proxy card designed for beneficial owners of Class B Common Stock. The Company has also supplied nominee holders of Class B Common Stock with specially designed proxy cards to accommodate the voting of the Class B Common Stock. In accordance with the Company’s amended Certificate of Incorporation, shares of Class B Common Stock held in nominee name will be entitled to ten votes per share only if the beneficial owner proxy card and the nominee proxy card relating to such shares is either (i) properly completed, mailed, and received by ADP, the Company’s proxy service facilitator, or (ii) registered via the Internet pursuant to the instructions on the beneficial owner proxy card or the nominee proxy card, or (iii) registered by calling the toll-free number on the beneficial owner proxy card or the nominee proxy card, and, in each case, not less than 3 nor more than 20 business days prior to March 5, 2004. Proxy cards returned by mail should be sent to Hovnanian Enterprises, Inc., c/o ADP, 51 Mercedes Way, Edgewood, N.Y., 11717.

Management does not intend to present any business at the meeting other than that set forth in the accompanying Notice of Annual Meeting of Shareholders, and it has no information that others will do so. If other matters requiring the vote of the shareholders properly come before the meeting and any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

Shareholder proposals for inclusion in the proxy materials related to the 2005 Annual Meeting of Shareholders must be received by the Company no later than October 12, 2004.

By Order of the Board of Directors
HOVNANIAN ENTERPRISES, INC.

Red Bank, New Jersey
February 9, 2004

APPENDIX A

HOVNANIAN ENTERPRISES, INC.
SENIOR EXECUTIVE SHORT-TERM INCENTIVE PLAN
(AS AMENDED AND RESTATED)

1. PURPOSE.

The purpose of the Senior Executive Short-Term Incentive Plan (the “Plan”) is to advance the interests of K. Hovnanian (the “Company”), and its shareholders by providing incentives in the form of periodic bonus awards (“Awards”) to certain senior executive employees of the Company and its affiliates, thereby motivating such executives to attain corporate performance goals articulated under the Plan.

2. ADMINISTRATION.

(a)  The Plan shall be administered by two or more individuals who are each “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended or any successor thereto, “outside directors” as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and “independent directors” within the meaning of the applicable rules, if any, of any national securities exchange on which shares of common stock of the Company are listed or admitted to trading, unless otherwise determined by the Company’s Board of Directors to act as the committee (the “Committee”).

(b)  The Committee shall have the exclusive authority to select the senior executives to be granted Awards under the Plan, to determine the size and terms of the Award (subject to the limitations imposed on Awards in Section 4 below), to modify the terms of any of the Award that has been granted (except for any modification that would increase the amount of the Award payable to an executive), to determine the time when Awards will be made and the performance period to which they relate, to establish performance objectives in respect of such performance periods, and to certify that such performance objectives were attained; provided, however, that any such action shall be consistent with the applicable provisions of Section 162(m) of the Code. The Committee is authorized to interpret the plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall be final, conclusive and binding on all parties concerned.

3. PARTICIPATION.

Awards may be granted to senior executives of the Company and its affiliates who are “covered employees”, as defined in Section 162(m) of the Code, or who the Committee anticipates may become covered employees. An Executive to whom an Award is granted shall be a “Participant”.

4. AWARDS UNDER THE PLAN.

(a)  A Participant’s Award shall be determined based on the attainment of written performance goals approved by the Committee in respect of a specified period of service (a “performance period”), which is established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) not more than 90 days after the commencement of that performance period or, if less, the number of days which is equal to 25 percent of that performance period. The performance goals shall be based upon one or more of the following criteria: (i) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on stockholders’ equity; (vii) expense management; (viii) return on investment before or after the cost of capital; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; (xviii) changes in net assets (whether or not multiplied by a constant percentage intended to represent the cost of capital); and (xix) return on assets. The foregoing criteria may relate to the Company, one or more of its affiliates or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or other indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code, the performance goals may be calculated without regard to extraordinary items. In any event, the performance goals shall be based on an objective formula or standard. The maximum amount of an Award to any Participant with respect to a fiscal year of the Company shall be to the greater of (x) $15,000,000 and (y) 2.5 percent (2.5%) of the Company’s income before income taxes, as reported in the Company’s audited consolidated financial statements for the year in respect of which the Award is to be payable or distributed, as applicable.

(b)  The Committee shall determine whether the specified performance goals have been met with respect to any Participant and, if such goals have been met, shall so certify and shall ascertain the amount of the applicable Award. No Awards will be paid for any performance period until such applicable certification is made by the Committee. The amount of the Award actually paid to any Participant may, at the discretion of the Committee, be less than the amount determined by the applicable performance goal formula. The amount of the Award determined by the Committee in respect of a performance period shall be paid to the Participant at such time after the end of such performance period as shall be determined by the Committee in its sole discretion; provided, however, that a Participant may, if and to the extent permitted by the Committee, elect to defer receipt of an Award.

(c)  The provisions of this Section 4 shall be administered and interpreted in accordance with Section 162(m) of the Code and all supporting regulations to ensure the deductibility by the Company or any of its affiliates of the payment of Awards.

(d)  The Committee shall determine, in its discretion, whether an Award shall be payable in cash, common stock of the Company, or a combination thereof, which may include, without limitation, permitting a Participant to elect, in the calendar year prior to the year in which an Award may otherwise become payable to a Participant under the Plan, to defer receipt of all or any portion of such Award into a right to receive shares of common stock of the Company at a future date; provided, however, that the total number of shares of common stock of the Company (“Shares”) that may be issued under the Plan is 5,000,000. In the event of any change in the outstanding Shares by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange or change in capital structure, any distribution to shareholders of Shares other than regular cash dividends or any similar event, the Committee in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities that may be issued as set forth in this Section 4(d) or pursuant to outstanding Awards and/or (ii) any other affected terms of such Awards. Except as otherwise provided in an Award agreement, in the event of a Change in Control (as defined in the 1999 Hovnanian Enterprises, Inc. Stock Incentive Plan (as amended and restated)), the Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Award.

5. AMENDMENT AND TERMINATION OF THE PLAN.

(a)  The Committee may at any time, or from time to time, suspend or terminate the Plan in whole or in part or amend it in such respects as the Committee may deem appropriate.

(b)  Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall be made which (i) without the Participant’s consent, impairs any of the rights or obligations under any Award theretofore granted to a Participant under the Plan, (ii) without the approval of the shareholders of the Company (except as provided in Section 4(d) of the Plan) increases the total number of Shares available for issuance under the Plan or changes the maximum amount of any Award which may be payable or distributed to any Participant; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.

6. MISCELLANEOUS PROVISIONS.

(a)  Determination made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any right to be retained as an employee of the Company or any affiliate thereof.

(b)  A Participant’s rights or interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant’s death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that, subject to applicable law, any amounts payable to any Participant hereunder are subject to reduction to satisfy any liabilities owed to the Company or any of its affiliates by the Participant. Any attempted assignment or transfer, hypothecation or encumbrance shall be void and of no effect.

(c)  The Company and its affiliates shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income and other taxes required by law to be withheld with respect to such payment.

(d)  Each person who is or at any time serves as a member of the Committee or the Company’s Board of Directors shall be indemnified and held harmless by the Company against and from: (i) any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under the Plan; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit or proceeding relating to the Plan. Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the bylaws of the Company as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

(e)  Each member of the Committee and the Company’s Board of Directors shall be fully justified in relying or acting in good faith upon any report made by independent public accountants of, or counsel for, the Company and upon any other information furnished in connection with the Plan. In no event shall any person who is or shall have been a member of the Committee or the Company’s Board of Directors be liable for any determination made or other action taken or any failure to act in reliance upon any such report or information or for any action taken, including without limitation the furnishing of information, or failure to act, if in good faith.

(f)  All matters relating to the Plan or to Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

(g)  The Plan was originally effective as of November 1, 1999, as approved by the affirmative vote of holders of a majority of the shares of the Company then present or represented by proxy without payment therefor and entitled to vote. Subject to Section 4(d) of the Plan, no Award may be granted under the Plan after March 5, 2009, but Awards theretofore granted may extend beyond that date.

APPENDIX B

1999 HOVNANIAN ENTERPRISES, INC.
STOCK INCENTIVE PLAN
(AS AMENDED AND RESTATED)

1. PURPOSE OF THE PLAN

The purpose of the Plan is to aid the Company and its Affiliates in recruiting and retaining key employees, directors or consultants of outstanding ability and to motivate such employees, directors or consultants to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such key employees, directors or consultants will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.

2. DEFINITIONS

The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a)  Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

(b)  Affiliate: With respect to the Company, any entity directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest.

(c)  Award: An Option, Stock Appreciation Right or Other Stock-Based Award granted pursuant to the Plan.

(d)  Beneficial Owner: A “beneficial owner”, as such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

(e)  Board: The Board of Directors of the Company.

(f)  Change in Control:

The occurrence of any of the following events:

(i)  any Person (other than a Person holding securities representing 10% or more of the combined voting power of the Company’s outstanding securities as of the Effective Date, or any Family Member of such a Person, the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company, representing 50% or more of the combined voting power of the Company’s then-outstanding securities;

(ii)  during any period of twenty-four consecutive months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2(f)(i), (iii) or (iv) of the Plan or (B) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control) whose election by the Board or nomination for election by the Company’s shareholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(iii)  the consummation of any transaction or series of transactions under which the Company is merged or consolidated with any other company, other than a merger or consolidation which would result in the shareholders of the Company immediately prior thereto continuing to own (either by remaining outstand ing or by being converted into voting securities of the surviving entity) more than 65% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iv)  the Company undergoes a complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a liquidation of the Company into a wholly-owned subsidiary.

(g)  Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

(h)  Committee: The Compensation Committee of the Board.

(i)  Company: Hovnanian Enterprises, Inc., a Delaware corporation, and any successors thereto.

(j)  Disability: Inability of a Participant to perform in all material respects his duties and responsibilities to the Company, or any Subsidiary of the Company, by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the Board may reasonably determine in good faith. The Disability determination shall be in the sole discretion of the Board and a Participant (or his representative) shall furnish the Board with medical evidence documenting the Participant’s disability or infirmity which is satisfactory to the Board.

(k)  Effective Date: March 5, 1999

(l)  Fair Market Value: On a given date, the arithmetic mean of the high and low prices of the Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted), or, if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith. If no sale of Shares shall have been reported on such Composite Tape or such national securities exchange on such date or quoted on the National Association of Securities Dealer Automated Quotation System on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

(m)  Family Member:

(i) any Person holding securities representing 10% or more of the combined voting power of the Company’s outstanding securities as of the Effective Date;

(ii) any spouse of such a person;

(iii) any descendant of such a person;

(iv) any spouse of any descendant of such a person; or

(v) any trust for the benefit of any of the aforementioned persons.

(n)  ISO: An Option that is also an incentive stock option granted pursuant to Section 6(d) of the Plan.

(o)  LSAR: A limited stock appreciation right granted pursuant to Section 7(d) of the Plan.

(p)  Other Stock-Based Awards: Awards granted pursuant to Section 8 of the Plan.

(q)  Option: A stock option granted pursuant to Section 6 of the Plan.

(r)  Option Price: The purchase price per Share of an Option, as determined pursuant to Section 6(a) of the Plan.

(s)  Participant: An employee, director or consultant of the Company or any of its Affiliates who is selected by the Committee to participate in the Plan.

(t)  Performance-Based Awards: Certain Other Stock-Based Awards granted pursuant to Section 8(b) of the Plan.

(u)  Person: A “person”, as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

(v)  Plan: The 1999 Hovnanian Enterprises, Inc. Stock Incentive Plan.

(w)  Shares: Shares of common stock of the Company.

(x)  Stock Appreciation Right: A stock appreciation right granted pursuant to Section 7 of the Plan.

(y)  Subsidiary: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

3. SHARES SUBJECT TO THE PLAN

Subject to Section 9 of the Plan, the total number of Shares which may be issued under the Plan is 10,000,000. The maximum number of Shares for which Options, Stock Appreciation Rights, restricted Shares or restricted Share units may be granted during a calendar year to any Participant shall be 500,000. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or the payment of cash upon the exercise of an Award shall reduce the total number of Shares available under the Plan, as applicable. Shares which are subject to Awards which terminate or lapse may be granted again under the Plan.

4. ADMINISTRATION

The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are each “non-employee directors” within the meaning of Rule 16b-3 under the Act (or any successor rule thereto), “outside directors” within the meaning of Section 162(m) of the Code (or any successor section thereto) and “independent directors” within the meaning of the applicable rules, if any, of any national securities exchange on which Shares are listed or admitted to trading; provided, however, that any action permitted to be taken by the Committee may be taken by the Board, in its discretion. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administrations of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to Participants and their beneficiaries or successors). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. The Committee shall require payment of any minimum amount it may determine to be necessary to withhold for federal, state, local or other, taxes as a result of the exercise or vesting of an Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such minimum withholding taxes by (a) delivery in Shares or (b) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant. The number of Shares so delivered or withheld shall have an aggregate Fair Market Value sufficient to satisfy the applicable minimum withholding taxes. If the chief executive officer of the Company is a member of the Board, the Board by specific resolution may constitute such chief executive officer as a committee of one which shall have the authority to grant Awards of up to an aggregate of 500,000 Shares (subject to the provisions of Section 9 of the Plan) in each calendar year to Participants who are (i) not subject to the rules promulgated under Section 16 of the Act (or any successor section thereto) or (ii) covered employees (or anticipated to become covered employees) as such term is defined in Section 162(m) of the Code; provided, however, that such chief executive officer shall notify the Committee of any such grants made pursuant to this Section 4.

5. LIMITATIONS

No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

6. TERMS AND CONDITIONS OF OPTIONS

Options granted under the Plan shall be, as determined by the Committee, non-qualified or incentive stock options for federal income tax purposes, as evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

(a)  Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Shares on the date an Option is granted.

(b)  Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted. The Committee may, in its discretion, accelerate the date after which Options may be exercised in whole or in part. If the chief executive officer of the Company is a member of the Board, the Board by specific resolution may constitute such chief executive officer as a committee of one which shall have the authority to accelerate the date after which Options may be exercised in whole or in part.

(c)  Exercise of Options. Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 6 of the plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii) or (iv) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full not later than at the time that the Shares being purchased are delivered to or at the direction of the Participant, in each case at the election of the Participant to the extent permitted by law, (i) in cash, (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such Shares have been held by the Participant for no less than six months, (iii) partly in cash and partly in such Shares or (iv) through the delivery of irrevocable instruments to a broker to deliver promptly to the Company an amount equal to the aggregate Option Price for the shares being purchased. No Participant shall have any rights to dividends or other rights of a shareholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

(d)  ISOs. The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who at the time of such grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition.

7. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

(a)  Grants. The Committee also may grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same Shares covered by an Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in an Award agreement).

(b)  Terms. The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the greater of (i) the Fair Market Value of a Share on the date the Stock Appreciation Right is granted or, in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the Option Price of the related Option and (ii) an amount permitted by applicable laws, rules, restated By-laws or policies of regulatory authorities or stock exchanges. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price per Share, times (ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. The date a notice of exercise is received by the Company shall be the exercise date. Payment shall be made in Shares or in cash, or partly in Shares and partly in cash (any such Shares valued at such Fair Market Value), all as shall be determined by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.

(c)  Limitations. The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit.

(d)  Limited Stock Appreciation Rights. The Committee may grant LSARs that are exercisable upon the occurrence of specified contingent events. Such LSARs may provide for a different method of determining appreciation, may specify that payment will be made only in cash and may provide that any related Awards are not exercisable while such LSARS are exercisable. Unless the context otherwise requires, whenever the term “Stock Appreciation Right” is used in the Plan, such term shall include LSARs.

8. OTHER STOCK-BASED AWARDS

(a)  Generally. The Committee, in its sole discretion, may grant Awards of Shares, Awards of restricted Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

(b)  Performance-Based Awards. Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under this Section 8 may be granted in a manner which is deductible by the Company under Section 162(m) of the Code (or any successor section thereto) (“Performance-Based Awards”). A Participant’s Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period. The performance goals, which must be objective, shall be based upon one or more of the following criteria: (i) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on shareholders’ equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi)

cash flow; (xvii) working capital; (xviii) changes in net assets (whether or not multiplied by a constant percentage intended to represent the cost of capital); and (xix) return on assets. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the performance goals may be calculated without regard to extraordinary items. The maximum amount of a Performance-Based Award during a calendar year to any Participant shall be equal to the greater of (x) $15,000,000 and (y) 2.5 percent (2.5%) of the Company’s income before income taxes, as reported in the Company’s audited consolidated financial statements for the year in respect of which the Performance-Based Award is to be payable or distributed, as applicable. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of Section 162(m) of the Code, elect to defer payment of a Performance-Based Award.

9. ADJUSTMENTS UPON CERTAIN EVENTS

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

(a)  Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange or change in capital structure, any distribution to shareholders of Shares other than regular cash dividends or any similar event, the Committee in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance as set forth in Section 3 of the Plan or pursuant to outstanding Awards, (ii) the Option Price and/or (iii) any other affected terms of such Awards.

(b)  Change in Control. Except as otherwise provided in an Award agreement, in the event of a Change in Control, the Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Award (including, without limitation, (i) the acceleration of an Award, (ii) the payment of a cash amount in exchange for the cancellation of an Award and/or (iii) the requiring of the issuance of substitute Awards that will substantially preserve the value, rights and benefits of any affected Awards previously granted hereunder) as of the date of the consummation of the Change in Control.

10. NO RIGHT TO EMPLOYMENT

The granting of an Award under the Plan shall impose no obligation on the Company or any Subsidiary to continue the employment of a Participant and shall not lessen or affect the Company’s or Subsidiary’s right to terminate the employment of such Participant.

11. SUCCESSORS AND ASSIGNS

The Plan shall be binding on all successors and assigns of the Company and a Participant; including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

12. NONTRANSFERABILITY OF AWARDS

Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. Notwithstanding the foregoing, a Participant may transfer an Option (other than an ISO) in whole or in party by gift or domestic relations order to a family member of the Participant (a “Permitted Transferee”) and, following any such transfer such Option or portion thereof shall be exercisable only by the Permitted Transferee, provided that no such Option or portion thereof is transferred for value, and provided further that, following any such transfer, neither such Option or any portion thereof nor any right hereunder shall be transferable other than to the Participant or otherwise than by will or the laws of descent and distribution or be subject to attachment, execution or other similar process. For purposes of this Section 12, “family member” includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets and any other entity in which these persons (or the Participant) own more than 50% of the voting interests. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

13. AMENDMENTS OR TERMINATION

The Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which, (a) without the approval of the shareholders of the Company, would (except as is provided in the Plan for adjustments in certain events), increase the total number of Shares reserved for the purposes of the Plan or change the maximum number of Shares for which Awards may be granted to any Participant or (b) without the consent of a Participant, would impair any of the rights or obligations under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws. Notwithstanding anything to the contrary herein, the Committee may not amend, alter or discontinue the provisions relating to Section 9(b) of the Plan after the occurrence of a Change in Control.

14. INTERNATIONAL PARTICIPANTS

With respect to Participants who reside or work outside the United States of America and who are not (and who are not expected to be) ‘covered employees’ within the meaning of Section 162(m) of the Code, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law.

15. CHOICE OF LAW

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

16. EFFECTIVENESS OF THE PLAN

The Plan shall be effective as of the Effective Date. If the Plan is not approved by the shareholders of the Company prior to the first anniversary of the Effective Date, no Awards may be granted thereafter.

APPENDIX C

HOVNANIAN ENTERPRISES, INC
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER

I. PURPOSE

The Audit Committee (the “Committee”) shall:

A.	Provide assistance to the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders and investment community with respect to its oversight of:

(i)	The quality and integrity of the corporation’s financial statements;

(ii)	The corporation’s compliance with legal and regulatory requirements;

(iii)	The independent auditor’s qualifications and independence; and

(iv)	The performance of the corporation’s internal audit function and independent auditors.

B.	Prepare the Audit Committee report that SEC rules require be included in the corporation’s annual proxy statement.

II. STRUCTURE AND OPERATIONS

Composition and Qualifications

The Committee shall be comprised of three or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under the rules of the New York Stock Exchange, Inc. and the Sarbanes-Oxley Act. No member of the Committee may serve on the audit committee of more than three public companies, including the corporation, unless the Board of Directors (i) determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and (ii) discloses such determination in the annual proxy statement.

All members of the Committee shall have a working familiarity with basic finance and accounting practices and at least one member must be a “financial expert” under the requirements of the Sarbanes-Oxley Act. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the corporation or by an outside consultant.

No member of the Committee shall receive compensation other than (i) director’s fees for service as a director of the corporation, including reasonable compensation for serving on the Committee and regular benefits that other directors receive and (ii) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the corporation.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman shall be entitled to cast a vote to resolve any ties. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

III. MEETINGS

The Committee shall meet at least quarterly, or more frequently as circumstances dictate. As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management, the director of the internal auditing department and the independent auditors to discuss any matters that the Committee or each of these groups believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditors and management quarterly to review the corporation’s financial statements in a manner consistent with that outlined in Section IV of this Charter. The Chairman of the Board or any member of the Committee may call meetings of the Committee. All meetings of the Committee may be held telephonically.

All non-management directors that are not members of the Committee may attend meetings of the Committee but may not vote. Additionally, the Committee may invite to its meetings any director, management of the corporation and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

IV. RESPONSIBILITIES AND DUTIES

The following functions shall be the common recurring activities of the Committee in carrying out its responsibilities outlined in Section I of this Charter. These functions should serve as a guide with the understanding that the Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in Section I of this Charter.

The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard, the Committee shall have the authority to retain outside legal, accounting or other advisors for this purpose, including the authority to approve the fees payable to such advisors and any other terms of retention. The Committee shall be given full access to the corporation’s internal audit group, Board of Directors, corporate executives and independent accountants as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors.

Notwithstanding the foregoing, the Committee is not responsible for certifying the corporation’s financial statements or guaranteeing the auditor’s report. The fundamental responsibility for the corporation’s financial statements and disclosures rests with management and the independent auditors.

Documents/Reports Review

1. Review with management and the independent auditors prior to public dissemination the corporation’s annual audited financial statements and quarterly financial statements, including the corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and a discussion with the independent auditors of the matters required to be discussed by Statement of Auditing Standards No. 61.

2. Review and discuss with management and the independent auditors the corporation’s earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the corporation may provide earnings guidance.

3. Perform any functions required to be performed by it or otherwise appropriate under applicable law, rules or regulations, the corporation’s by-laws and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

Independent Auditors

4. Retain and terminate independent auditors and approve all audit engagement fees and terms.

5. Inform each registered public accounting firm performing auditing work for the corporation that such firm shall report directly to the Committee.

6. Oversee the work of any registered public accounting firm employed by the corporation, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work.

7. Approve in advance any significant audit or non-audit engagement or relationship between the corporation and the independent auditors, other than “prohibited non-auditing services.”

The following shall be “prohibited non-auditing services”: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board prohibits through regulation.

Notwithstanding the foregoing, pre-approval is not necessary for minor audit services if: (i) the aggregate amount of all such non-audit services provided to the corporation constitutes not more than five percent of the total amount of revenues paid by the corporation to its auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the corporation at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee. The Committee may delegate to one or more of its members the authority to approve in advance all significant audit or non-audit services to be provided by the independent auditors so long as it is presented to the full Committee at a later time.

8. Review, at least annually, the qualifications, performance and independence of the independent auditors. In conducting its review and evaluation, the Committee should:

(a) Obtain and review a report by the corporation’s independent auditor describing: (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) to assess the auditor’s independence, all relationships between the independent auditor and the corporation;

(b) Ensure the rotation of the lead audit partner at least every five years, and consider whether there should be regular rotation of the audit firm itself.

(c) Confirm with any independent auditor retained to provide audit services for any fiscal year that the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has not performed audit services for the corporation in each of the five previous fiscal years of that corporation.

(d) Take into account the opinions of management and the corporation’s internal auditors.

Financial Reporting Process

9. In consultation with the independent auditors, management and the internal auditors, review the integrity of the corporation’s financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding:

(i) all critical accounting policies and practices to be used by the corporation;

(ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the corporation’s management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditor;

(iii) major issues regarding accounting principles and financial statement presentations, including any significant changes in the corporation’s selection or application of accounting principles;

(iv) major issues as to the adequacy of the corporation’s internal controls and any specific audit steps adopted in light of material control deficiencies; and

(v) any other material written communications between the independent auditor and the corporation’s management.

10. Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the corporation.

11. Review with the independent auditor (i) any audit problems or other difficulties encountered by the auditor in the course of the audit process, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management and (ii) management’s responses to such matters. Without excluding other possibilities, the Committee may wish to review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the corporation.

Legal Compliance/General

12. Review periodically, with the corporation’s counsel, any legal matter that could have a significant impact on the corporation’s financial statements.

13. Discuss with management and the independent auditors the corporation’s guidelines and policies with respect to risk assessment and risk management. The Committee should discuss the corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

14. Set clear hiring policies for employees or former employees of the independent auditors. At a minimum, these policies should provide that any registered public accounting firm may not provided audit services to the corporation if the CEO, controller, CFO, chief accounting officer or any person serving in an equivalent capacity for the corporation was employed by the registered public accounting firm and participated in the audit of the corporation within one year of the initiation of the current audit.

15. Establish procedures for: (i) the receipt, retention and treatment of complaints received by the corporation regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the corporation of concerns regarding questionable accounting or auditing matters.

Reports

16. Prepare all Audit Committee reports required to be included in the corporation’s proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

17. Report regularly to the full Board of Directors including:

(i) with respect to any issues that arise with respect to the quality or integrity of the corporation’s financial statements, the corporation’s compliance with legal or regulatory requirements, the performance and independence of the corporation’s independent auditors or the performance of the internal audit function;

(ii) reporting all meetings of the Committee; and

(iii) with respect to such other matters as are relevant to the Committee’s discharge of its responsibilities.

The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

18. Maintain minutes or other records of meetings and activities of the Committee.

V. ANNUAL PERFORMANCE EVALUATION

The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including by reviewing the compliance of the Committee with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

PROXY

HOVNANIAN ENTERPRISES, INC.

Class A Common Stock

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Peter S. Reinhart and Paul W. Buchanan, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Boardroom of Simpson Thacher & Bartlett LLP, 425 Lexington Ave., 30th floor, New York, N.Y. 10017, at 10:30 a.m. on March 5, 2004, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated February 9, 2004 and upon all other matters properly coming before said meeting.

This proxy when properly executed will be voted (1) for the election of the nominees to the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as independent accountants; (3) for the approval of an amendment to the amended Certificate of Incorporation, which would increase the number of authorized shares of common stock; (4) for the approval of the Company’s amended and restated Senior Executive Short-Term Incentive Plan; (5) for the approval of the Company’s amended and restated 1999 Stock Incentive Plan; and (6) on any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated in items (1), (2), (3), (4) and (5).

Address Changes/Comments: _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

10 HIGHWAY 35 P.O. BOX 500 RED BANK, NJ 07701

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return to Hovnanian Enterprises, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

If you vote over the Internet or by telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
HOVENB	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
HOVNANIAN ENTERPRISES, INC.

Vote On Directors

1.	Election of Directors.
	Nominees:				For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
	(01) K. Hovnanian	(06) J. Robbins
	(02) A. Hovnanian	(07) J. Sorsby
	(03) G. DeCesaris, Jr.	(08) S. Weinroth			¡	¡	¡
	(04) A. Greenbaum	(09) E. Kangas
(05) D. McDonald
								For	Against	Abstain

Vote On Proposals		For	Against	Abstain	4.	For the approval of the Company’s amended and restated Senior Executive Short-Term Incentive Plan.		¡	¡	¡

2.	Ratification of the selection of Ernst & Young LLP as independent accountants for the year ended October 31, 2004.	¡	¡	¡	5.	For the approval of the Company’s amended and restated 1999 Stock Incentive Plan.		¡	¡	¡

3.	For the approval of an amendment to the amended Certificate of Incorporation, which would increase the number of authorized shares of common stock.	¡	¡	¡	6.	On any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated in items (1), (2), (3), (4) and (5).

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

For address changes and/or comments, please check this box and write them on the back where indicated		Yes	No	¡

Please indicate if you plan to attend this meeting		¡	¡

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household		¡	¡

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)				Date

PROXY

HOVNANIAN ENTERPRISES, INC.

Class B Common Stock

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Peter S. Reinhart and Paul W. Buchanan, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Boardroom of Simpson Thacher & Bartlett LLP, 425 Lexington Ave., 30th floor, New York, N.Y. 10017, at 10:30 a.m. on March 5, 2004, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated February 9, 2004 and upon all other matters properly coming before said meeting.

This proxy when properly executed will be voted (1) for the election of the nominees to the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as independent accountants; (3) for the approval of an amendment to the amended Certificate of Incorporation, which would increase the number of authorized shares of common stock; (4) for the approval of the Company’s amended and restated Senior Executive Short-Term Incentive Plan; (5) for the approval of the Company’s amended and restated 1999 Stock Incentive Plan; and (6) on any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated in items (1), (2), (3), (4) and (5).

Address Changes/Comments: _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

10 HIGHWAY 35 P.O. BOX 500 RED BANK, NJ 07701

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return to Hovnanian Enterprises, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

If you vote over the Internet or by telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
HOVENC	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
HOVNANIAN ENTERPRISES, INC.

Vote On Directors

1.	Election of Directors.
	Nominees:				For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
	(01) K. Hovnanian	(06) J. Robbins
	(02) A. Hovnanian	(07) J. Sorsby
	(03) G. DeCesaris, Jr.	(08) S. Weinroth			¡	¡	¡
	(04) A. Greenbaum	(09) E. Kangas
(05) D. McDonald
								For	Against	Abstain

Vote On Proposals		For	Against	Abstain	4.	For the approval of the Company’s amended and restated Senior Executive Short-Term Incentive Plan.		¡	¡	¡

2.	Ratification of the selection of Ernst & Young LLP as independent accountants for the year ended October 31, 2004.	¡	¡	¡	5.	For the approval of the Company’s amended and restated 1999 Stock Incentive Plan.		¡	¡	¡

3.	For the approval of an amendment to the amended Certificate of Incorporation, which would increase the number of authorized shares of common stock.	¡	¡	¡	6.	On any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated in items (1), (2), (3), (4) and (5).

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

For address changes and/or comments, please check this box and write them on the back where indicated		Yes	No	¡

Please indicate if you plan to attend this meeting		¡	¡

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household		¡	¡

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)				Date

PROXY

HOVNANIAN ENTERPRISES, INC.

Beneficial Owner of Class B Common Stock

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Peter S. Reinhart and Paul W. Buchanan, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Boardroom of Simpson Thacher & Bartlett LLP, 425 Lexington Ave., 30th floor, New York, N.Y. 10017, at 10:30 a.m. on March 5, 2004, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated February 9, 2004 and upon all other matters properly coming before said meeting.

This proxy when properly executed will be voted (1) for the election of the nominees to the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as independent accountants; (3) for the approval of an amendment to the amended Certificate of Incorporation, which would increase the number of authorized shares of common stock; (4) for the approval of the Company’s amended and restated Senior Executive Short-Term Incentive Plan; (5) for the approval of the Company’s amended and restated 1999 Stock Incentive Plan; and (6) on any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated in items (1), (2), (3), (4) and (5).

By signing on the reverse hereof, the undersigned certifies that (A) with respect to _________ of the shares represented by this proxy, the undersigned has been the beneficial owner of such shares continuously since the date of their issuance or is a Permitted Transferee (as defined in paragraph 4(A)(i) of paragraph FOURTH of the Company’s amended Certificate of Incorporation) of any such beneficial owner and (B) with respect to the remaining _________ shares represented by this proxy, the undersigned has not been the beneficial owner of such shares continuously since the date of their issuance nor is the undersigned a Permitted Transferee of any such beneficial owner.

If no certification is made, it will be deemed that all shares of Class B common stock represented by this proxy have not been held continuously, since the date of issuance, for the benefit or account of the same beneficial owner of such shares or any Permitted Transferee.

Address Changes/Comments: _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

10 HIGHWAY 35 P.O. BOX 500 RED BANK, NJ 07701

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Voting instructions must be received not less than 3 nor more than 20 business days prior to the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Voting instructions must be received not less than 3 nor more than 20 business days prior to the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL -
Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return to Hovnanian Enterprises, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717. Voting instructions must be received not less than 3 nor more than 20 business days prior to the meeting date.

If you vote over the Internet or by telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
HOVEND	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
HOVNANIAN ENTERPRISES, INC.

Vote On Directors

1.	Election of Directors.
	Nominees:				For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
	(01) K. Hovnanian	(06) J. Robbins
	(02) A. Hovnanian	(07) J. Sorsby
	(03) G. DeCesaris, Jr.	(08) S. Weinroth			¡	¡	¡
	(04) A. Greenbaum	(09) E. Kangas
(05) D. McDonald
								For	Against	Abstain

Vote On Proposals		For	Against	Abstain	4.	For the approval of the Company’s amended and restated Senior Executive Short-Term Incentive Plan.		¡	¡	¡

2.	Ratification of the selection of Ernst & Young LLP as independent accountants for the year ended October 31, 2004.	¡	¡	¡	5.	For the approval of the Company’s amended and restated 1999 Stock Incentive Plan.		¡	¡	¡

3.	For the approval of an amendment to the amended Certificate of Incorporation, which would increase the number of authorized shares of common stock.	¡	¡	¡	6.	On any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated in items (1), (2), (3), (4) and (5).

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

For address changes and/or comments, please check this box and write them on the back where indicated		Yes	No	¡

Please indicate if you plan to attend this meeting		¡	¡

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household		¡	¡

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)				Date

PROXY

HOVNANIAN ENTERPRISES, INC.

Nominee Holder of Class B Common Stock

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Peter S. Reinhart and Paul W. Buchanan, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Boardroom of Simpson Thacher & Bartlett LLP, 425 Lexington Ave., 30th floor, New York, N.Y. 10017, at 10:30 a.m. on March 5, 2004, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated February 9, 2004 and upon all other matters properly coming before said meeting.

This proxy when properly executed will be voted (1) for the election of the nominees to the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as independent accountants; (3) for the approval of an amendment to the amended Certificate of Incorporation, which would increase the number of authorized shares of common stock; (4) for the approval of the Company’s amended and restated Senior Executive Short-Term Incentive Plan; (5) for the approval of the Company’s amended and restated 1999 Stock Incentive Plan; and (6) on any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated in items (1), (2), (3), (4) and (5).

Address Changes/Comments: _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

10 HIGHWAY 35 P.O. BOX 500 RED BANK, NJ 07701

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Voting instructions must be received not less than 3 nor more than 20 business days prior to the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Voting instructions must be received not less than 3 nor more than 20 business days prior to the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL -
Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return to Hovnanian Enterprises, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717. Voting instructions must be received not less than 3 nor more than 20 business days prior to the meeting date.

If you vote over the Internet or by telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
HOVENA	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
HOVNANIAN ENTERPRISES, INC.

Vote On Directors

1.	Election of Directors.
	Nominees:				For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
	(01) K. Hovnanian	(06) J. Robbins
	(02) A. Hovnanian	(07) J. Sorsby
	(03) G. DeCesaris, Jr.	(08) S. Weinroth			¡	¡	¡
	(04) A. Greenbaum	(09) E. Kangas
(05) D. McDonald
								For	Against	Abstain

Vote On Proposals		For	Against	Abstain	4.	For the approval of the Company’s amended and restated Senior Executive Short-Term Incentive Plan.		¡	¡	¡

2.	Ratification of the selection of Ernst & Young LLP as independent accountants for the year ended October 31, 2004.	¡	¡	¡	5.	For the approval of the Company’s amended and restated 1999 Stock Incentive Plan.		¡	¡	¡

3.	For the approval of an amendment to the amended Certificate of Incorporation, which would increase the number of authorized shares of common stock.	¡	¡	¡	6.	On any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated in items (1), (2), (3), (4) and (5).

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

For address changes and/or comments, please check this box and write them on the back where indicated		Yes	No	¡

Please indicate if you plan to attend this meeting		¡	¡

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household		¡	¡

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)				Date